                                                                   Exhibit 10.19

                        STRATEGIC RELATIONSHIP AGREEMENT


           STRATEGIC RELATIONSHIP AGREEMENT ("Agreement") by and between CELLOMICS, INC. a Delaware corporation, having a place of business at 635 William Pitt Way, Pittsburgh, Pennsylvania 15238 ("Cellomics", as that term is further defined in Paragraph 1.3) and BECKMAN COULTER, INC., a Delaware corporation, having a place of business at 4300 North Harbor Boulevard, Fullerton, California 92834-3100 ("BCI", as that term is further defined in Paragraph 1.2).

                                 R E C I T A L S

I. Cellomics owns confidential technology, applications for patent and patents in the fields of cell biology and cell-based assays.

II. Cellomics has designed and developed proprietary instruments for cell-based assays (the "Cellomics Instruments, as that term is further defined in Paragraph 1.4) and Reagents ("Reagents as defined in Paragraph 1.10) and kits containing reagents and/or other consumables for use therewith (jointly the "Cellomics Kits", as that term is further defined in Paragraph 1.5). Cellomics has a research and development program to refine, modify and improve the Cellomics Instruments and Cellomics Kits. The Cellomics Instruments and Cellomics Kits are used by end users of Cellomics for generating knowledge about cells and cellular processes for analyzing the effects of chemical compounds and mixtures on cells.

III. Cellomics, in conjunction with other parties, is presently developing a next generation cell analysis system using microfluidics and micro arrays of cells for generating knowledge about cells and cellular processes and for analyzing the effects of chemical compounds and mixtures on cells (the "Cell Chip Program", as that term is further defined in Paragraph 9.1). It is the intent of Cellomics to (a) license third party pharmaceutical, independent research and other companies to use the resultant system in the third parties' efforts to discover new therapeutic drugs (the "TAP Program", as that term is further defined in Paragraph 10.1), (b) to use the resultant



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         system to expand Cellomics' knowledge of cells, cell processes and cell interactions with chemical compounds and mixtures and to license or sell such knowledge to others (the "Knowledge Base", as that term is further defined in Paragraph 13.1), and (c) to sell products that result from, depend upon or relate to the Cell Chip Program.

IV. BCI is in the business of developing, manufacturing and distributing instruments and reagents and kits therefor in the fields of life sciences and in vitro diagnostics. Among the BCI businesses in the forgoing fields are (a) automating the processes of others including automating third party processes in the field of cellular analysis, and
         (b) developing, manufacturing and selling instruments, kits and systems for performing cellular analyses by means of flow cytometry. BCI also has proprietary software equipment and procedures for automating the processes of others.

V. BCI desires to be the exclusive, world-wide distributor of the Cellomics Instruments and the Cellomics Kits and the improvements thereof.

VI. BCI desires to contribute to the Cell Chip Program by designing and developing software, equipment and procedures to automate the Cell Chip Program. BCI further desires to be the exclusive, world-wide distributor of the resultant automated system.

VII. BCI desires to participate, through its contribution to the development of automation for the Cell Chip Program and its licensing of BCI technology to Cellomics, in the commercialization of the TAP Program.

VIII.    BCI desires to acquire rights and licenses to the Knowledge Base.


           NOW THEREFORE in consideration of the mutual undertakings and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:



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                                 1.0 DEFINITIONS

           The following terms, when used herein with an initial capital letter and without regard to whether they appear in the singular, plural or possessive form, shall have the following defined meanings:

1.1 "AFFILIATE" shall mean any corporation or other form of limited liability legal person and any partnership, association, joint venture or other form of business entity controlled by, controlling or under common control with a party hereto. As used herein, the word and root "control" in the context of a corporation shall mean the ownership, directly or indirectly, of fifty percent (50%) or more of the voting shares or other equity interests entitled to vote in the election of directors of the corporation; and, in the context of any other form of business entity, the right to receive fifty percent (50%) or more of the net profits of such entity and the right to a majority interest in the management and control of such entity.

1.2 "BCI" shall mean Beckman Coulter, Inc., its divisions and Affiliates and its and their permitted successors and assigns.

1.3 "CELLOMICS" shall mean Cellomics, Inc., its divisions and Affiliates and its and their permitted successors and assigns.

1.4 "CELLOMICS INSTRUMENTS" shall mean the ArrayScan II reader, the ArrayScan Kinetics reader, each of which is specified and defined in attached Exhibit 1.4 and their attendant software identified in Exhibit
         1.4 and any refinement, improvement or modification to such readers or software, and specifically excludes the ArrayScan Kinetics Workstation now being manufactured by Zeiss even though an ArrayScan Kinetics Reader is incorporated therein.

1.5 "CELLOMICS KITS" shall mean the reagents, controls, calibrators, buffers and kits identified in attached Exhibit 1.5 for use on Cellomics instruments for High Content Screening applications and any refinement, improvement or modification thereof. It is the intent of the parties to include within this definition and this Agreement any reagents, controls, calibrations, buffers and kits hereafter developed or acquired by



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         Cellomics, excluding only those developed or acquired for the Cell Chip
         System (as that term is defined in Paragraph 9.2).

1.6 "EFFECTIVE DATE" shall mean the last date in time adjacent the signatures of the authorized representatives of the parties on the last page of this Agreement.

1.7      "HIGH THROUGHPUT SCREENING"[*]

1.8      "HIGH CONTENT SCREENING"[*]

1.9 "PRODUCTS" shall mean the Cellomics Instruments and the "Cellomics Store and Screen Software," which are defined on Exhibit 1.4.


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."






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1.10     "CELLOMICS REAGENTS" shall mean reagents manufactured by Cellomics, for
         Cellomics by others or sold by Cellomics under license or otherwise for use in or with Cellomics Instruments for High Content Screening applications as and when such reagents are sold separately from Cellomics Instruments or Cellomics Kits.

1.11     "FLOW CYTOMETRY"[*]

1.12 "IN-VITRO DIAGNOSTICS" shall mean the quantitative or qualitative analysis of samples of human origin intended to assist clinicians in the identification, diagnosis, monitoring or treatment of disease in humans.

               2.0 COMMISSION REPRESENTATION OF CELLOMICS PRODUCTS

2.1 APPOINTMENT OF BCI - Cellomics hereby appoints BCI and BCI accepts appointment as a commission sales representative for the Cellomics ArrayScan II reader and its attendant software, the Cellomics Kits and the Cellomics Store and Screen Software in the countries specified in Paragraph 2.4. Except for Cellomics' employees, Cellomics shall not appoint any other commission sales representative within the countries specified in Paragraph 2.4 for the ArrayScan II reader or its attendant software, the Cellomics Kits or the Cellomics Store and Screen Software. The term of this appointment (the "Commission Representative Term") shall begin on the Effective Date and end with the Instrument Appointment Date (as that term is defined in Paragraph 3.2).

2.2 DUTIES OF BCI - The specific duties and obligations of BCI during the Commission Representative Term are defined in attached Exhibit 2.2.

2.3 DUTIES OF CELLOMICS - The specific duties and obligations of Cellomics during the Commission Representative Term are defined in attached
         Exhibit 2.3.


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


2.4 TERRITORY - Beginning with the Effective Date, BCI shall be a commission sales representative in the United States, Canada and those countries in Europe identified in attached Exhibit 2.4 where BCI maintains a direct sales force. BCI shall, at a time mutually agreeable to the parties, but in no event later than ninety (90) days after the Effective Date, be a commission sales representative in Japan. If BCI does not agree to be a commission sales representative in Japan within such ninety (90) days then Cellomics may retain for itself or may appoint one or more other parties as its representative in Japan and BCI shall have no further rights under this Agreement relative to the Products in Japan.

2.5 TRAINING - Promptly after the Effective Date, Cellomics will train BCI field sales, service and marketing personnel on the ArrayScan II reader and attendant software, Cellomics Kits and the Cellomics Store and Screen Software; BCI will select the BCI personnel to attend such training. Promptly after the Effective Date, BCI will train Cellomics field technical support personnel on the BCI Biomek, Biomek FX and Core Systems automation platforms; Cellomics will select the Cellomics personnel to attend such training. The parties will mutually agree on the times and locations for such training. Each party shall bear its own expenses and those of its employees for such training.

2.6 COMPENSATION TO BCI - Cellomics shall compensate BCI for its activities as a commission sales representative as follows:

         (a) Except as provided in Paragraph 2.6(b) for those sales, leases, rentals or other placements of an ArrayScan II reader or Cellomics Store and Screen Software made by BCI or Cellomics to those laboratories or facilities of third parties which either own, lease, rent or otherwise possess a BCI Biomek or Biomek FX or Core System ... [*] of the Net Selling Price of the ArrayScan II reader and attendant software and the Cellomics Store and Screen Software. For the avoidance of doubt, the foregoing commission will only be earned if the ArrayScan II reader or Cellomics Store and Screen Software is placed in the same third party laboratory or facility that possesses


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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                  one or more of the foregoing BCI products and will not be
                  earned if the ArrayScan II reader or Cellomics Store and Screen Software is placed in a third party laboratory or facility which does not possess one of the foregoing BCI products even though such third party may possess one or more of such BCI products in another of its laboratories or facilities.

         (b) For those sales, leases, rentals or other placements of an ArrayScan II reader and attendant software or Cellomics Store and Screen Software made by Cellomics or BCI to a third party identified in attached Exhibit 2.6 which are completed by Cellomics or BCI within ninety (90) days of the Effective Date ... [*] of the Net Selling Price of the ArrayScan II reader and attendant software and the Cellomics Store and Screen Software.

         (c) For those sales, leases, rentals or other placements of an ArrayScan II reader and attendant software or Cellomics Store and Screen Software made by Cellomics or BCI to third parties who are not within categories (a) or (b) hereof ... [*] of the Net Selling Price of the ArrayScan II reader and attendant software or the Cellomics Store and Screen Software.

         (d) For those sales of Cellomics Kits and Cellomics Reagents by Cellomics... [*] of the Net Selling Price of such Kits.

         (e) For those sales of Cellomics Kits and Cellomics Reagents by BCI subject to the volume discounts specified in Exhibit 3.3 attached, Cellomics shall pay BCI commissions in accordance with Exhibit 3.3 attached.

         For purposes of this Agreement, Net Selling Price shall mean the gross amount of all monies received by Cellomics from the sale, lease, rental or other placement of the ArrayScan II reader and attendant software and/or from the Cellomics Store and Screen Software and/or Cellomics Kits from non-Affiliated third parties less the sum of the following:
         (a) trade, quantity, early payment and cash discounts actually allowed and taken, (b) credits and allowances actually given for returned or rejected goods, (c) freight, special handling or crating charges, transportation insurance,



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


         custom duties and custom broker's fees and expenses, and (d) value-added, sales, excise, use or turnover taxes.

         2.6.1 BCI agrees that it shall provide incentive compensation to its field sales representatives who are directly responsible for BCI receiving the compensation provided for in Paragraph 2.6 in substantially the same manner and on substantially the same basis as BCI provides incentive compensation to its field sales force on the sale, lease or rental of BCI products.

2.7 METHODS DEVELOPMENT - Cellomics shall throughout the term of this Agreement, use reasonable commercial efforts to develop new applications and uses for the ArrayScan II reader. Cellomics agrees to produce at least [*] new Cellomics Kits each year for the first and second years following the Instrument Appointment Date, defined in Paragraph 3.1 below.

                        3.0 DISTRIBUTION OF THE PRODUCTS

3.1 APPOINTMENT OF BCI FOR THE PRODUCTS - Subject to the remainder of this Paragraph, Cellomics hereby appoints BCI and BCI accepts appointment as the sole and exclusive world-wide distributor of the Products. Except for (a) placement of Cellomics Instruments with Centers of Excellence in accordance with Paragraphs 12.2 and 12.3, (b) placement with those third parties who are assisting Cellomics in the development of the Cell Chip Program, and (c) placement with third parties who are collaborating with Cellomics in any research, development or other effort (x) beginning with the Effective Date for the ArrayScan Kinetics reader, and (y) beginning with the Instrument Appointment Date (specified in Paragraph 3.2) for the ArrayScan II reader and the Cellomics Store and Screen Software, Cellomics shall not sell, lease, rent or otherwise place with or distribute the Products to any third party.

3.2 TERM OF APPOINTMENT FOR CELLOMICS INSTRUMENTS - The term of BCI's appointment as sole and exclusive distributor of the Cellomics Instruments shall begin on the date Cellomics certifies to BCI in writing that (a) development of the ArrayScan Kinetics reader and its attendant software has been completed, (b) such reader and software


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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         each meets all of the specifications of Exhibit 1.4, and (c) Cellomics is fully capable of delivering commercial quantities of such reader within ninety (90) days of receipt of a BCI Purchase order (the "Instrument Appointment Date"). Unless earlier terminated in accordance with the provisions of this Agreement, BCI's appointment pursuant to Paragraph 3.1 shall continue for the term of this Agreement.

3.3 APPOINTMENT OF BCI FOR CELLOMICS KITS AND CELLOMICS REAGENTS - Beginning with the Instrument Appointment Date Cellomics appoints BCI and BCI accepts appointment described in Paragraph 3.1 as commission sales representative and the co-exclusive seller (with Cellomics) of Cellomics Kits and Cellomics Reagents for the territory comprising the United States, Canada, those countries specified in attached Exhibit
         2.4 and Japan (but Japan only if BCI is at such time a commission sales representative for Japan). Cellomics agrees that (a) , except for sales to customers identified by BCI in BCI's capacity as a commission sales representative under supply agreements between Cellomics and such customers ("BCI Kit Customers"), Cellomics shall only sell, distribute or otherwise place Cellomics Kits and Cellomics Reagents with third parties [*] and shall sell such Kits and Reagents in accordance with the schedule in Exhibit 3.3, (b) it shall sell Cellomics Kits and Cellomics Reagents to BCI Kit Customers at the discounts from Cellomics then prevailing list price specified in attached Exhibit 3.3, (c) it shall directly ship Cellomics Kits and Cellomics Reagents to BCI Kit Customers, (d) it may sell Cellomics Kits and Cellomics Reagents to original equipment manufacturers (OEM's) for use with non-automated microscopes and similar non-automated equipment manufactured by such OEM's and (e) it shall pay commissions to BCI for all sales of Cellomics Kits and Cellomics Reagents by Cellomics to Cellomics customers and to BCI Kit Customers in accordance with the schedule in attached Exhibit 3.3. BCI's foregoing appointment shall, unless earlier terminated in accordance with the terms of this Agreement, BCI continue for the term of this Agreement.

         3.3.1 Notwithstanding the foregoing BCI and Cellomics agree, not later than the first anniversary of the Instrument Appointment Date, to reevaluate in good faith the commissions paid to BCI under Exhibit 3.3.

3.4 MANUFACTURE AND SALE - Cellomics agrees to and shall manufacture, sell and deliver to BCI and BCI agrees to and shall purchase and take from Cellomics such quantities of the Products and spare parts therefor as BCI may order in accordance with this Agreement.



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

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


3.5 SHIPMENT TERMS - The Products and all spare parts are sold FOB Cellomics facility in Pittsburgh, Pennsylvania. Subject to Paragraph
         3.10.1 and the remainder of this Paragraph, BCI shall pay all freight and insurance costs from such Cellomics facility to the destination of the Product specified in the BCI Purchase Order. BCI shall have the right to bill the customer for freight, insurance, duty, custom broker fees and expenses, taxes, handling and similar charges and expenses. Cellomics shall, upon written request from BCI, ship an ordered Product directly to BCI's customer. Cellomics shall, upon written request from BCI, prepay the cost of freight and insurance to ship an ordered Product to the BCI designated destination and add such cost to the invoice for such Product. Title to and risk of loss of the Products shall pass to BCI at the Cellomics facility upon delivery by Cellomics to the BCI designated carrier.

3.6 SPECIFICATIONS - Each of the Products ordered hereunder shall conform to the specifications of Exhibit 1.4. Each of the Cellomics Kits ordered hereunder shall conform to the specifications of Exhibit 1.5

3.7 WARRANTY SERVICE - Subject to the remainder of this Paragraph, BCI shall provide each third party customer purchasing, leasing, renting or otherwise accepting a Product from BCI a warranty in the form of the Cellomics Warranty which is included on Exhibit 3.7A and against defects in materials or workmanship. BCI shall be responsible for performing warranty service in accordance with the preceding sentence for the Cellomics Instruments ordered by BCI under this Agreement. Cellomics shall be responsible for and shall promptly perform the warranty service on the Cellomics Store and Screen Software ordered by BCI under this Agreement. Cellomics shall provide, at no cost or expense to BCI (including freight, insurance and custom duties and expenses to the destination designated by BCI), all replacement parts required by BCI in performing such warranty services or preventive maintenance associated therewith on Cellomics Instruments. Cellomics shall maintain a sufficient inventory of parts at sites designated by BCI to provide a twenty-four (24) hour response time for routine and expected repairs and a forty eight (48) hour response time on major or unanticipated repairs. Cellomics shall also reimburse BCI at BCI's then standard rates (which the parties understand and agree may be increased from time to time by BCI) for the time spent and expenses incurred by BCI service personnel in performing such warranty repairs and preventive maintenance on



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         Cellomics Instruments and in traveling to and from the service personnel's home office to the customer requesting such warranty service or preventive maintenance.

3.8 CELLOMICS' RESPONSIBILITIES - The specific duties and responsibilities of Cellomics during the term that BCI is the sole and exclusive distributor of the Cellomics Instruments are specified in attached
         Exhibit 2.3.

3.9 PURCHASE PRICE - Subject to the remainder of this Paragraph, the purchase price to BCI of the Products are those shown in attached
         Exhibit 3.9A. As further described on Exhibit 3.9B for each individual transaction between BCI and a third party customer of a Product where the Net Selling Price (as that term is hereafter defined) of such Product differs from Cellomics then established list price for such Product by more [*] an adjustment will be paid. The adjustment will be paid (a) to BCI, where such Net Selling Price is more than [*] lower than List Price, or (b) to Cellomics where such Net Selling Price is more than [*] higher than such List Price. The amount of each such adjustment shall be [*] of the difference between the Net Selling Price and the List Price for each such transaction made by BCI in such calendar quarter. Solely for purposes of this calculation in no event shall the net selling price be treated as being less than [*] of the then current List Price. The aggregate of such adjustments will be calculated and the net amount paid to the party owed within thirty (30) days of the end of each calendar quarter. For purposes of this Paragraph 3.9,


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


         Net Selling Price shall mean the gross amount of all monies received by BCI from the sale of the Product less the sum of the following: (a) trade, quantity, early payment and cash discounts actually allowed and taken, (b) credits and allowances actually given for returned or rejected goods, (c) freight, special handling or crating charges, transportation insurance, custom duties and custom broker's fees and expenses, and (d) value-added, sales, excise, use or turnover taxes.

         3.9.1 The purchase price to BCI for replacement parts to be used by BCI for non-warranty repairs and preventive maintenance shall be Cellomics [*].

3.10 PURCHASE ORDERS AND MINIMUM ORDER TIME - FORECASTS - BCI shall, promptly after the Instrument Appointment Date, provide Cellomics with a written forecast of the quantity of each Product which BCI anticipates it will purchase from Cellomics during each of the next twelve (12) months. A BCI Purchase Order for the total quantity, if any, of each Product BCI desires to purchase in the initial three (3) months of such forecast shall accompany the forecast. The remaining months of the forecast shall be BCI's commercially reasonable estimate of its requirements for such Products during such period. The forecast shall not be binding on either party and shall be used for planning purposes only.

         3.10.1 BCI shall, within ten (10) days of the end of each month thereafter, send Cellomics a revised twelve (12) month forecast. BCI shall include with each revised forecast a Purchase Order for the quantities, if any, of each Product specified in month three (3) thereof. The remaining nine (9) months of the revised forecast shall be BCI's commercially reasonable estimate of its requirements for such Products during such period. The revised forecasts shall not be binding on either party and shall be used for planning purposes only.

         3.10.2 Notwithstanding Paragraphs 3.10 and 3.10.1, Cellomics shall not ship Products, including those Products manufactured pursuant to the Purchase Orders of such Paragraphs to BCI. For the avoidance of doubt, all Products ordered under this Agreement shall be shipped directly to BCI customers designated by BCI, either pursuant to each Purchase Orders or subsequent thereto if the designation on such Purchase Order is to manufacture and hold pending instructions from BCI. Cellomics shall not invoice BCI for Products manufactured under this Agreement until such



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


                  Products have been shipped to a BCI designated customer.

                  BCI may from time to time present BCI Purchase Orders to Cellomics for Products and spare parts therefore. Cellomics shall accept each such Purchase Order and deliver the quantity of each Product and spare part specified therein; provided that, Cellomics shall only be required to deliver, within the ninety (90) days specified in the next sentence of this Paragraph, that quantity of each such Product which is within [*] of the quantity specified for such Product in the forecast submitted by BCI to Cellomics at least three (3) months in advance of such Purchase Order and the remaining quantity of such Product may be delivered in one hundred and eighty (180) days from receipt of such Purchase Order by Cellomics. Each BCI Purchase Order shall not require delivery of (a) the specified Product in less than ninety (90) days from receipt of such Purchase order, and (b) the specified spare parts in not more than one (1) day from receipt of such Purchase Order. Cellomics accepts that time is of the essence in its performance under any BCI Purchase Order and, as such, subject only to the limitation of the preceding sentence, it shall deliver the Products and spare parts on the date specified in such BCI Purchase Order.

         3.10.3. Cellomics shall promptly communicate to BCI any anticipated delays in delivery under any BCI Purchase Order so that special shipping arrangements may be made. Cellomics will be responsible for the charges associated with or resulting from special shipping arrangements for late deliveries.



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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3.11     PAYMENT TERMS - BCI shall pay each Cellomics invoice for Products within [*] of the later of: (a) receipt of the invoice, or (b) receipt of the Products referenced on such invoice by (i) BCI or (ii) the BCI customer in the case of drop-shipping by Cellomics directly to BCI's customer.

3.12 WARRANTY - Cellomics warrants the Products in accordance with the terms of Exhibit 3.7A. Cellomics shall promptly repair or replace any Products or the parts thereof which fail to conform to the foregoing warranty without cost or expense therefor to BCI including shipping charges to return defective Products or parts to Cellomics and to ship replacement Products from Cellomics to BCI or its customer.

3.13 QUALITY TESTING - Cellomics shall, prior to any shipment of a Product sold hereunder, perform on such Product each of the quality tests specified in attached Exhibit 3.13. The Cellomics invoice for each shipment of a Product shall have attached thereto a certificate signed by an authorized representative of Cellomics attesting to the performance of such testing and giving the results thereof.

3.14 PRODUCT PROBLEMS - Cellomics shall promptly communicate to BCI all information which comes to its attention pertaining to the performance of the Products and Cellomics Kits or product anomalies or stability problems relative thereto. BCI shall promptly inform Cellomics of similar problems which come to its attention. Cellomics shall promptly investigate and regularly report back to BCI on its actions contemplated and taken to resolve all such problems.

3.15 PRODUCT CORRECTIVE ACTION - BCI shall be responsible for, coordinate and conduct any corrective action required for Products sold hereunder to its customers. Cellomics shall be responsible to the extent of its warranty contained in Exhibit 3.7A. Notwithstanding the foregoing for latent design or manufacturing defects, Cellomics, at its expense, will for a period of two (2) years following the earlier of delivery of the Product to BCI or its customer at Cellomics' option either repair or replace such Product. Notwithstanding the preceding two sentences Cellomics will, for the life



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

         of the Product, at its sole cost and expense and at its option, repair or replace Products shown to have a material safety hazard.

3.16 PURCHASE AND SALE FORMS - Except as otherwise mutually agreed in writing signed by both parties, any terms and conditions on either a BCI Purchase Order or a Cellomics Order Acknowledgement or any other document relating to the purchase, sale or transfer of Products between the parties which are in conflict with any of the terms of this Agreement shall be null and void and without legal effect.

3.17 IMPROVEMENTS - Cellomics shall promptly disclose to BCI any improvements to, or applicable to, the Products and shall offer such improvements to BCI. The parties will mutually agree on the phase in dates for such improvements.

3.18 TECHNICAL LITERATURE AND MARKETING ASSISTANCE - Cellomics shall supply BCI with copies of all current and hereafter developed published technical literature relative to the Products and BCI acknowledges and agrees that such published technical literature is the sole property of Cellomics. Subject to the proviso hereafter and only during the term of this Agreement, BCI at its sole expense may freely copy such literature, in whole or in part, without royalty or payment to Cellomics therefor and may use such copies solely in conjunction with its sale and customer support of Products; provided that BCI shall not make any claims for the performance of the Products unless such claims appear in the Cellomics' literature or have been otherwise authorized in writing by Cellomics' nor shall BCI change the published technical literature describing specifications for the Products without the prior written approval of Cellomics. The parties agree to work together to develop a mutually agreeable marketing plan and a mutually agreeable arrangement to share the costs of such marketing plan.

3.19 CUSTOMER ASSISTANCE - BCI shall be the first interface in responding to inquiries from its direct customers regarding the specifications and performance of the Products. BCI may, from time to time, call upon Cellomics and seek its expertise and knowledge of the Products in formulating answers for such BCI customer questions. Cellomics shall provide such assistance to BCI. Cellomics shall, at the request of BCI, communicate directly with BCI's customers having questions about or problems with the Products.

3.20 PROGRAM MANAGER - Each party shall appoint a program manager (each a "Program Manager") who, except for notices under Article 10.0, shall be the source of all communications from, and the addressee of all communications to, such party relative to the actions, rights, obligations, duties and objectives of such party under this Agreement. The Program Managers shall meet from time to time, not less than each calendar quarter, to discuss each party's performance under this Agreement, consult and agree on the joint decisions required under this Agreement and to the extent possible resolve any differences between the parties.

3.21 HOLD HARMLESS - Subject to the next sentence, Cellomics agrees to and shall defend, indemnify and hold BCI, its employees, agents and officers harmless, including professional fees necessary to consider, advise and defend, from and against any suit or proceeding alleging injury to persons, including death, or property and any liability, damages or penalties awarded or agreed to therein and resulting from or arising out of the possession or use of the Products. Notwithstanding the foregoing, in the event a court, mediator, arbitrator or mutual agreement between BCI and Cellomics in a final decision from which no appeal has or can be taken determines that a portion of such liability, damages or penalties as relate to injuries to property or persons, including death, are caused by the negligence, or willful misconduct of BCI, its employees, agents or officers BCI shall reimburse Cellomics for that portion of the cost of attorneys engaged by Cellomics to defend BCI and Cellomics and for that portion of the damages awarded which are attributed by the determination to BCI's negligence or willful misconduct. Until such determination Cellomics shall defend BCI with counsel chosen by Cellomics, but reasonably acceptable to BCI and Cellomics shall control the course and conduct of such litigation; provided that Cellomics shall not settle or otherwise compromise any litigation wherein BCI is a named defendant without the prior written consent of BCI which consent shall not be unreasonably withheld.

         3.21.1 Cellomics represents and warrants that there are no pending lawsuits, and that it is not aware of any threats of lawsuits against Cellomics, alleging, inter alia, product liability, breach of warranty, patent infringement or theft of trade secret relative to its manufacture, sale or use of the Products being sold or under development as of the Effective Date.

3.22 INSURANCE - Cellomics shall, at all times during the term of this Agreement, purchase and maintain, comprehensive general liability insurance including products liability, contractual liability and broad form property damage and excluding patent infringement coverage. The combined single limits of insurance shall be not less than Five Million Dollars ($5,000,000).

         Such insurance shall also require thirty (30) days prior written notice of cancellation or material change in coverage. Such insurance shall provide that it is primary without right of contribution from any other insurance which might otherwise be available to the insured party and provide that in the event of loss payment under a policy the insurer shall waive any set-off or counterclaim or any other deduction whether by attachment or otherwise as respects the activities under this Agreement unless attributed to BCI's negligence or willful misconduct under Paragraph 3.21.

         3.22.1 Cellomics shall, at all times during the term of this Agreement, purchase and maintain commercially reasonable Property and Business Interruption insurance in an amount not less than $5,000,000. The proceeds received on a claim filed against such insurance shall be used by Cellomics to reestablish Cellomics' business in the event of any covered interruption. Cellomics represents and warrants that in the event of any covered interruption, it shall use its reasonable efforts to reestablish its business and resume shipment of Products to BCI as quickly as possible.

3.23 THIRD PARTY PATENTS - Cellomics agrees to and shall defend, indemnify and hold BCI and its customers harmless, including attorneys' fees necessary to consider, advise and defend, from and against any suit, proceeding, claim or loss and any damages or penalties awarded or agreed to therein so far as such suit or proceeding is based upon an assertion that the use or sale of Products purchased under this Agreement constitutes an infringement of any Letters Patent or the unauthorized use of any third party trade secret. If any Products are, in such suit or proceeding, held to infringe or use such trade secret and their further use or sale is enjoined, Cellomics shall, at it sole cost and expense use reasonable efforts to, at its sole option either:
         (1) procure for BCI and its direct and indirect customers, the right to continue using and selling such Products, (2) replace the same with a non-infringing equivalent, (3) modify such Products so that they become non-infringing or do not use the unauthorized trade secret, or (4) accept return of the Product and grant customer a refund thereon based on the price actually paid less a reasonable allowance for use, damage or obsolescence. Cellomics shall defend any such litigation wherein BCI is a named defendant with counsel of its choosing, provided that such counsel is acceptable to BCI in its reasonable discretion. Cellomics shall direct the course and conduct of any such litigation, including the settlement thereof, provided that Cellomics shall not settle or otherwise compromise any such litigation wherein BCI is a named defendant without the prior written approval of BCI which approval shall not be unreasonably withheld.

3.24 HIRING OF EMPLOYEES - BCI may, with Cellomics prior written approval at any time after the Instrument Appointment Date, offer employment to and employ any Cellomics field technical support or sales or service person. No consideration or compensation shall be provided to Cellomics by reason of such offer of employment or employment. Cellomics may, with BCI's prior written approval, at any time after the Instrument Appointment Date, offer employment to and employ any BCI field technical support or sales or service person. No consideration or compensation shall be provided to BCI by reason of such offer of employment or employment.

3.25 SERVICE AGREEMENTS - BCI shall, promptly after the Instrument Appointment Date, offer service agreements to each third party who has acquired an ArrayScan II reader from Cellomics prior to such date or who acquires a Cellomics Instrument from BCI after such date. Such agreements shall be offered under the same terms and conditions and at the same rates as BCI then offers to its customers of BCI products. BCI may, from time to time, change the terms, conditions and rates for servicing Cellomics Instruments so long as the new terms, conditions and rates are the same as those then being offered to acquirors of BCI products. Cellomics shall, as contemporaneously with the Instrument Appointment Date as is reasonable under the circumstances, provide BCI with the names and addresses of each third party who has, to that date, acquired an ArrayScan II reader including the name of the principal contact at such third party who should be the addressee of BCI's offer of a service agreement.

                     4.0 TERM AND TERMINATION OF AGREEMENT

4.1 TERM - Subject to the remainder of this Paragraph, the term of this Agreement shall begin on the Effective Date and, subject to the next sentence hereof, unless terminated in accordance with Paragraph 4.2 or 4.3, shall terminate on the tenth (10th) anniversary thereof (the "Initial Term"). Notwithstanding the preceding sentence, this Agreement shall automatically, without action or notice of the parties be automatically renewed from year to year after the Initial Term unless at least six (6) months prior to such tenth (10th) anniversary or any anniversary thereafter either party gives the other party written notice of its intent to terminate effective as of such tenth (10th) or subsequent anniversary.

         4.1.1 Notwithstanding anything in Paragraph 4.1 or this Agreement to the contrary, Cellomics shall (a) continue to sell and deliver to BCI customers Cellomics Kits and Cellomics Reagents, and
                  (b) shall sell and deliver to BCI (i) spare parts for the Cellomics Instruments ordered or otherwise placed by BCI under this Agreement and (ii)such components of the Cell Chip System sold to BCI under the agreement negotiated and signed in accordance with Paragraph 9.4.1, in each case, as BCI may order for five (5) years after the last in time to occur of
                  (x) the purchase by BCI under this Agreement of a Cellomics Instrument or (y) the purchase by BCI of such components of a Cell Chip System. The prices for the spare parts for the Cellomics Instruments shall be those set forth in Paragraph
                  3.9.1 of this Agreement and the prices for the components of the Cell Chip System shall be those set forth in the agreement negotiated in accordance with Paragraph 9.4.1. The obligations of this Paragraph 4.1.1 shall survive the term and any termination of this Agreement as if they were contained in independent agreements having the term of the first sentence hereof.

4.2 TERM OF EXCLUSIVITY - Attached hereto as Exhibit 4.2 is a table specifying the target number of Cellomics Instruments the parties agree BCI must acquire in each of the first two (2) years (each an "Agreement Year") commencing with the Instrument Appointment Date to maintain the designation as the sole and exclusive distributor of the Products in the countries specified in Paragraph 2.4. The parties shall meet not later than thirty (30) days after the end of each calendar quarter to assess sales of Cellomics Instruments. The parties agree that Cellomics shall participate in BCI sales and planning meetings as they relate to sales of Cellomics Instruments. Subject to the proviso hereafter, the target number of Cellomics Instruments to be acquired in years three
         (3), four (4) and five (5) to maintain the right in BCI to be the sole and exclusive distributor of the Products in the countries designated in Paragraph 2.4 will be determined by mutual agreement of the parties not later than the second anniversary of the Instrument Appointment Date and reviewed annually prior to each subsequent anniversary of the Instrument Appointment Date. If BCI acquires at least the target number of Cellomics Instruments specified for an Agreement Year, then BCI shall continue as the sole and exclusive distributor of the Products for the next Agreement Year. If BCI does not acquire at least the target number of Cellomics Instruments specified for an Agreement Year, then Cellomics may, at its option, terminate BCI's right to acquire Cellomics Products from Cellomics on twelve (12) months prior written notice. Cellomics shall exercise such option not later than thirty (30) days after the end of an Agreement year wherein BCI did not acquire the target number of Cellomics Instruments. During such twelve (12) month period BCI shall be a co-exclusive distributor of the Cellomics Products and Cellomics may distribute the Cellomics Products on its own or through its nominee. If Cellomics fails to exercise such option within such thirty (30) days, then such option for such Agreement Year shall terminate and BCI shall continue as the sole and exclusive distributor of the Products. Termination of BCI's right to acquire Cellomics Instruments shall be Cellomics sole and exclusive remedy under this Agreement for such shortfall. For the avoidance of doubt, in the event Cellomics elects to terminate BCI's right to acquire Cellomics Instruments in accordance with this Paragraph, Cellomics shall continue to supply BCI, under the terms of this Agreement with spare parts for the Cellomics Instruments for not less than the term of Paragraph 4.1.1 and this Agreement shall otherwise remain in full force and effect.

         4.2.1 Not later than the fourth anniversary of the Instrument Appointment Date and on each subsequent annual anniversary thereof, the parties shall agree on the number of Cellomics Instruments which BCI must acquire in each of the five (5) years commencing with the fifth anniversary of such Instrument Appointment Date in order for BCI to maintain the designation as the sole and exclusive distributor of the Products. If BCI has either acquired the target quantity of Cellomics Instruments in each of the ten (10) years beginning with the Instrument Appointment Date or Cellomics has elected not to exercise its rights in any year or years where there is a shortfall, then BCI may, at its option, remain as the sole and exclusive distributor of the Products for the remainder of the term of this Agreement.

4.3 TERMINATION BY BCI -Subject to the remainder of this Paragraph 4.3, BCI may terminate its distribution of the Cellomics Instruments at any time during the Initial Term by twelve (12) months prior written notice to Cellomics ( the "BCI Notice"). . For the twelve (12) months after the sending of the BCI Notice, BCI shall be a co-exclusive distributor with Cellomics of the Cellomics Products and Cellomics may also sell such Products on its own or through its nominee. Termination of BCI's right to acquire and distribute Cellomics Instruments shall not terminate BCI's right to acquire from Cellomics and resell spare parts for Cellomics Instruments at the prices of Paragraph 3.9.1 for the term of Paragraph 4.1.1 and this Agreement shall otherwise remain in full force and effect.

4.4 Subject to Paragraph 8.3, either party to this Agreement may immediately terminate this Agreement in the event the other party commits a material breach of the terms hereof or fails to make payments to the other party or fails to make contributions of property to Centers of Excellence when required and such material breach, failure to pay or failure to contribute has not been cured within ninety (90) days of receiving written notice from the other party of such material breach or failure to pay or contribute.


                            5.0 LOAN OF INSTRUMENTS

5.1 LOAN OF INSTRUMENT - BCI shall, promptly after the Effective Date loan Cellomics a Biomek 2K pipettor-diluter instrument. BCI shall, promptly after the Instrument Appointment Date, loan Cellomics, at BCI's option, either a Biomek FX pipettor-diluter instrument or a Core System automation platform. Cellomics shall, promptly after the Instrument Appointment Date loan to BCI an ArrayScan Kinetics reader and prototypes of each of the other components of the Cell Chip Program as such prototype components become available. The Biomek 2K, Biomek FX, Core System, ArrayScan Kinetics reader and other components are the "Loaned Instruments". At the option of the party owning each Loaned Instrument, such Loaned Instruments may be new or used.

5.2 TRAINING - The party owning the Loaned Instruments will provide training on the Loaned Instrument at no cost to the other party for up to two (2) operators of such other party. Such other party shall pay for the transportation, room, board and other travel related expenses of its designated operators.

5.3 INSURANCE FOR LOANED INSTRUMENTS - The party borrowing each Loaned Instrument shall, at its cost, insure such Loaned Instruments for their full replacement value against all risks of loss or damage. The policy shall (a) name the party owning the Loaned Instrument as the payee in the event of loss or damage to the Loaned Instrument, (b) require thirty (30) days prior written notice to such owning party of cancellation or material change in coverage, (c) provide that such insurance is primary without right of contribution from any other insurance which might otherwise be available to the owning party, and
         (d) provide that in the event of any loss payment the insurer waives any right of subrogation and any set-off, counter-claim or any other deduction whether by attachment or otherwise as respects the activities under this or any other agreement between the parties.

5.4 SERVICE - The party borrowing the Loaned Instrument shall, at it sole cost, be responsible for the maintenance, repair and service of the Loaned Instruments. Concurrently with the signing of this Agreement and on each anniversary thereof, Cellomics shall enter into an exclusive service contract with BCI, at BCI's then prevailing prices and terms, for the maintenance, service and repair of the Loaned Instruments loaned to Cellomics.

5.5 USE OF LOANED INSTRUMENTS - Cellomics represents and warrants that it shall use the Loaned Instruments in its possession solely for methods and application development of Cellomics Instruments and Cellomics Kits under this Agreement and for the development of products intended by mutual agreement of the parties to be included within this Agreement. BCI represents and warrants that it shall use the Loaned Instruments in its possession solely for development of automation of the Cell Chip Program. Each party borrowing a Loaned Instrument further represents and warrants that the Loaned Instruments shall not be moved from such party's above identified facility without the express written approval of the party owning the Loaned Instrument. Each party borrowing a Loan Instrument shall maintain the Loaned Instruments in good operating condition and shall use them only in accordance with the owning party's published procedures and recommendations. Except as may be necessary to accomplish automation of the Cell Chip Program in accordance with Paragraph 9.2.1, the party borrowing a Loaned Instrument shall not make any alterations or modifications to such Loaned Instruments.

5.6 PROPERTY IN LOANED INSTRUMENTS - Each party borrowing a Loaned Instrument agrees that the Loaned Instruments shall at all times be and remain the sole and exclusive property of the lending party; provided that the borrowing party hereunder shall have the sole right during the term of this Agreement to the use and possession of the Loaned Instrument for the limited purpose of Paragraph 5.5. Each party shall, at the request of the owner thereof, fix and maintain labels indicating such ownership of the Loaned Instrument. The party borrowing a Loaned Instrument shall also assist the owner thereof in the preparation, signing and filing of UCC-1 forms and other documents such owner may reasonably request to establish and give notice of such ownership of the Loaned Instrument. The party borrowing the Loaned Instrument shall not mortgage or pledge the Loaned Instrument nor permit any third party to attach or maintain a lien thereon.

5.7 RETURN OF LOANED INSTRUMENTS - On termination of this Agreement, or such other date as the parties may agree, the party borrowing the Loaned Instrument shall deliver such Loaned Instrument to its owner, at such borrowing party's facility. The Loaned Instrument at delivery to its owner will be in the same condition it was when received by the borrowing party, reasonable wear and tear excepted. The borrowing party shall also permit access to such facility to the owner's employees or agents to crate the Loaned Instrument and effect its removal.

5.8 REPRESENTATIONS AND WARRANTIES - Other than warranty of title and good working order, the owner of a Loaned Instrument makes no representations or warranties, express or implied, with respect to such Loaned Instrument and none shall be created whether under the Uniform Commercial Code, custom, practice or the course of dealings between the parties.

5.9 HOLD HARMLESS - Subject to the next sentence hereof, each party borrowing a Loaned Instrument agrees to and shall defend and hold the owner harmless (including attorneys' fees to consider, advise and defend the owner, court costs and any award of damages) from and against any claim, liability or suit alleging injury to persons, including death, or property and arising out of the borrowing party's possession or use of the Loaned Instruments. Notwithstanding the preceding sentence, in the event a claim, liability or suit alleging injury to property or persons, including death, which a court, mediator, arbitrator or mutual agreement between BCI and Cellomics in a final decision from which no appeal has or can be taken determines that a portion of such liability, damages or penalties as relate to injuries to property or persons, including death, are caused by the negligence, or willful misconduct of the owning party, its employees, agents or officers, the owning party shall reimburse the borrowing party for that portion of the cost of attorneys engaged by the borrowing party to defend the owning party and borrowing party and for that portion of the damages awarded which are attributed by the determination to the owning party's negligence or willful misconduct. Until such determination the borrowing party shall defend the owning party with counsel chosen by the borrowing party, but reasonably acceptable to the owning party, and the borrowing party shall control the course and conduct of such litigation; provided that the borrowing party shall not settle or otherwise compromise any litigation wherein the owning party is a named defendant without the prior written consent of the owning party which consent shall not be unreasonably withheld.

5.10 LICENSE TO COMPUTER SOFTWARE - All computer software and/or programs, (meter boards) and accessories (regardless of storage media) provided with or in the Loaned Instruments and/or provided by the owner of the Loaned Instrument from time to time during the term of this Agreement (jointly and severally the "Software") and all copies of the Software shall at all times be and remain the sole and exclusive property of such owner. The owner grants the borrowing party a limited non-exclusive license to use the Software only in the operation of the Loaned Instruments. The party borrowing the Loaned Instrument, by the signature of its duly authorized representative below, acknowledges that: (i) it shall use the Software only in accordance with the limited license granted by the owner of the Loaned Instrument, (ii) it shall not copy nor knowingly permit others to copy the Software, except as may be necessary under Paragraph 9.2; (iii) it shall not decompose, reverse engineer, create derivatives or otherwise modify the Software; and (iv) it shall return the Software to such owner on receipt from such owner of any improved, enhanced or replacement Software and upon termination of this Agreement.

                       6.0 CELLOMICS DISPLAY INSTRUMENTS

6.1 DEMONSTRATION UNITS - BCI shall identify the BCI facilities and vision centers ("BCI Locations") at which BCI regularly displays and demonstrates BCI products for its customers. BCI shall permit Cellomics to display one or more Cellomics Instruments at such BCI Locations (each such Cellomics Instrument is a "Display Instrument"). Cellomics shall provide and maintain the Display Instruments at such BCI Locations without cost or expense to BCI and at Cellomics' sole risk. BCI shall, upon reasonable advance notice, permit Cellomics representatives and customers access to such BCI Locations to demonstrate such Display Instruments.

6.2 HOLD HARMLESS - Subject to the next sentence, Cellomics agrees to and shall defend, indemnify and hold BCI harmless including professional fees to consider, advise and defend from and against any suit or proceedings alleging injury to persons, including death, or property and any liability, damages or penalties awarded or agreed to therein and resulting from or arising out of the presence on a BCI Location of a Display Instrument or a Cellomics employee or customer. Notwithstanding the preceding sentence, in the event a court, mediator, arbitrator or mutual agreement between BCI and Cellomics in a final decision from which no appeal has or can be taken determines that a portion of such liability, damages or penalties as relate to injuries to property or persons, including death, are caused by the negligence, or willful misconduct of BCI, its employees, agents or officers BCI shall reimburse Cellomics for that portion of the cost of attorneys engaged by Cellomics to defend BCI and Cellomics and for that portion of the damages awarded which are attributed by the determination to BCI's negligence or willful misconduct. Until such determination Cellomics shall defend BCI with counsel chosen by Cellomics, but reasonably acceptable to BCI, and Cellomics may control the course and conduct of such litigation; provided that Cellomics shall not settle or otherwise compromise any litigation wherein BCI is a named defendant without the prior written consent of BCI which shall not be unreasonably withheld.

                             7.0 CELLOMICS SOFTWARE

7.1 OPTION TO BCI - The parties understand, acknowledge and agree that Cellomics may develop with and for Carl Zeiss Jena GmbH ("Zeiss") a High Throughput Screening version of the Cellomics Store and Screen Software (respectively the "HTSSS Software" and the "Zeiss Project"). Subject to the right of Cellomics to continue the Zeiss Project and for Cellomics to continue to utilize HTSSS Software for its own internal research, development and data generation, Cellomics hereby grants to BCI and BCI accepts an exclusive non-cancelable right and option to acquire an exclusive, world-wide, royalty-bearing right and license to the HTSSS Software for the field of High Throughput Screening (the "Field"). The term of such option shall be six (6) months from the Effective Date.

         7.1.1 BCI shall, by written notice to Cellomics, transmitted in accordance with Article 17.0 at any time during the foregoing option period, automatically have an exclusive, world-wide, perpetual right and license to the HTSSS Software for the Field. For the avoidance of doubt, the foregoing license to BCI shall survive the term or any termination of this Agreement as if it were the subject of a separate and independent agreement with a perpetual term. The license shall permit BCI only in the Field to add to the HTSSS Software new or additional software only by making thereto additions which adapt the HTSSS Software in the Field and which do not require BCI to have access to the HTSSS Software source code. Except as expressly permitted by the preceding sentence, BCI agrees not to create derivatives of or otherwise modify the HTSSS Software. BCI further agrees not to decompile or reverse engineer the HTSSS Software.

7.2 CONVERSION OF HTSSS SOFTWARE TO THE FIELD - BCI may request Cellomics to develop the HTSSS Software for use in the Field at the sole cost and expense of BCI. Cellomics shall, upon receipt of such request, promptly prepare a detailed scope of work, including critical milestones, a schedule for time to completion of each of the critical milestones and the entire scope of work, and the cost to BCI for such completion. The parties agree to and shall negotiate in good faith such scope of work, milestones, schedule, the cost to BCI for completion of such scope of work in accordance with such schedule and other terms and conditions for the performance of such work. If BCI elects to nominate Cellomics as the developer of the HTSSS Software for the Field and the parties sign an agreement to that effect, Cellomics will use reasonable commercial efforts to complete the agreed scope of work in the agreed time for the agreed amount. Cellomics shall not supply to any other party nor use for its own internal purposes nor use on behalf of any third party the HTSSS Software developed for BCI.

7.3 ROYALTY TO CELLOMICS - If BCI exercises the option for the license to the HTSSS Software in accordance with Paragraph 7.1.1 and develops the HTSSS Software for use in the Field, BCI shall pay to Cellomics a running royalty for each copy of the

         HTSSS Software sold, leased, rented or otherwise distributed by BCI in the Field on terms and conditions to be mutually agreed by the parties.

7.4 MAINTENANCE AGREEMENT - If at BCI's request Cellomics develops the HTSSS Software for the Field, Cellomics agrees to and shall, without further consideration other than the royalty payments of Paragraph 7.3, promptly and regularly provide to BCI copies of all modification, improvements, refinements and new versions of the HTSSS Software ("Improvements"). The Improvements shall be automatically included in the license granted to BCI under Paragraph 7.1.1.

                            8.0 COMPETITIVE PRODUCTS

8.1 CELLOMICS NONCOMPETITION- Attached hereto as Exhibit 8.1 is a list of manufactured systems and components presently being distributed by Cellomics and the list prices thereof. Cellomics represents the products in Exhibit 8.1 are the only third party products, goods and services being sold, distributed or otherwise represented or promoted by Cellomics as of the Effective Date. Cellomics warrants that, except for the Cell Chip System it shall not, as long as BCI is the sole and exclusive distributor of the Products, sell, distribute or otherwise represent or promote any products, goods or services of third parties which compete with Cellomics Products other than those in Exhibit 8.1 . In addition, if and only if BCI has accepted the appointment under Paragraph 3.1, then until termination of BCI's appointment to sell Cellomics Products by the earlier in time of (a) expiration of this Agreement or (b) termination of BCI's right to distribute the Cellomics Products under either Paragraph 4.2 or 4.3 , or (c) subject to the limitations imposed in Paragraph 8.3, either party terminating this Agreement for material breach in accordance with Paragraph 4.4, Cellomics agrees that it shall not manufacture, sell, distribute or service any product made by Cellomics or any other party which competes with the BCI Biomek, Biomek FX or Core System existing on the date of such termination. In the event the parties agree to joint research in the field of Flow Cytometry pursuant to the terms of Paragraph 11.3, then for purposes of this Paragraph 8.1, Cellomics further agrees that it will not manufacture, sell, distribute or service any product made by Cellomics or any other party which competes with BCI Flow Cytometry systems for the same period described in the preceding sentence.

8.2 BCI NONCOMPETITION- Subject to the remainder of this Article 8.0, and if and only if BCI has accepted the appointment under Paragraph 3.1, then until termination of BCI's appointment to sell Cellomics Products by the earlier in time of (a) expiration of this Agreement or (b) termination of BCI's right to distribute the Cellomics Products under either Paragraph 4.2 or 4.3 , or (c) subject to the limitations imposed by Paragraph 8.3, either party terminating this Agreement for material breach in accordance with Paragraph 4.4, BCI agrees that it shall not manufacture, sell, distribute or service any product made by BCI or any other party which is substantially the same as the Cellomics Products existing on the date of such termination.

8.3 ARBITRATION OF DISPUTED CLAIMS OF BREACH- In the event either party (a "First Party") sends the other party a notice of material breach which the other party disputes or in the event the other party believes that it has cured any material breach alleged by the First Party and such First Party disputes such cure then the parties agree to (a) submit the disputed issues to arbitration in accordance with Paragraph 19.2 hereof solely for the purposes of determining whether a material breach has occurred and/or whether a material breach has been cured, and (b) to continue in all other respects to honor and comply with all of their obligations under this Agreement until the arbitrator makes his final determination. In the event that BCI is the party alleged to have materially breached this Agreement and the decision of the arbitrator confirms that BCI was in material breach for the reasons originally alleged by Cellomics in its notice to BCI then BCI agrees that it will not, for a period of nine (9) months beginning with the final decision of the arbitrator, manufacture, sell, distribute or service any product which is substantially the same as a Cellomics Products. Not withstanding the foregoing, all other issues arising under this paragraph 8.3 will be either litigated or arbitrated in accordance with the provisions of article 19 hereof.

8.4      EXCEPTION TO NONCOMPETITION- Notwithstanding anything in this Article
         8.0 or in this Agreement to the contrary, Cellomics expressly agrees that any product manufactured or used or sold or distributed by BCI which utilizes, incorporates or embodies the [*] or any system or instrument that utilizes or incorporates such a product or such technology, in whole or in part, does not compete and will not compete with and is not substantially the same as any of the Cellomics Products or the Cellomics Kits or the Cellomics Reagents or the Cell Chip Program or the Cell Chip System or the cell chips or the cell chip plates, complete cassettes, cells reagents or the methods for the Cell Chip System or any component used in any of the foregoing and BCI may manufacture, have manufactured, use, sell, distribute and import any such product, instrument, system or component at any time during the term of this Agreement and thereafter. [*]


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


[*]

[*]


                             9.0 CELL CHIP PROGRAM

9.1 CELL CHIP PROGRAM - Cellomics is presently developing, in conjunction with Aclara Biosciences, Inc. ("Aclara"), the microfluidic, cell chip based system defined in attached Exhibit 9.1 (the "Cell Chip Program"). Cellomics shall, promptly after the Full Definition Date (defined in Paragraph 9.2 below) provide BCI with a written summary of the aggregate external and internal spending by Cellomics, Aclara and any other third parties contributing to the Cell Chip Program and who will share in the revenues received by Cellomics under the TAP Program ("Aggregate Chip Program Expenditures"). Promptly after each calendar quarter following the Full Definition Date Cellomics will provide BCI with an update of the Aggregate Chip Program Expenditures.

9.2 AUTOMATION AND COMMERCIALIZATION OF THE CELL CHIP - Cellomics shall, commencing with promptly after the Effective Date and not less than once each calendar quarter thereafter provide the BCI Program Manager with a written report of the current state



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


         of the design and development of the Cell Chip Program. BCI commits to begin on the Effective Date to participate in the specification and scoping of the automation required by the Cell Chip Program. Cellomics and BCI agree to use commercially reasonable efforts to define, evaluate and if appropriate, incorporate any changes to the Cell Chip Program suggested by the BCI Program Manager related to automation. Cellomics shall promptly after completion of the design and development stages of the Cell Chip Program demonstrate to BCI the technical feasibility of the Cell Chip Program. Cellomics and BCI shall, promptly after such demonstration discuss and mutually agree on answers to the following questions: (a) whether or not the parties should actively support and cooperate in the development of an automated version of the Cell Chip Program (the "Cell Chip System"), (b) whether or not the parties should actively support and cooperate in the commercialization of the resultant Cell Chip System, (c) if the answer to each of the foregoing questions is in the affirmative, in what markets such Cell Chip System should be sold, (d) what shall be the definition of types of cell chip consumables channels to market and the responsibilities of each party, and (e) what the terms and conditions shall be of the Cell Chip System distribution arrangement. The point in time at which the preceding questions shall have been answered is expected by the parties to occur not more than [*] and shall be known as the "Full Definition Date." If the parties mutually agree to actively pursue development of the Cell Chip System and the sale of such Cell Chip System in markets which are of commercial interest to BCI then BCI shall be the developer of the automation for such Cell Chip System and, subject to Paragraph 9.4, shall be the sole and exclusive world-wide distributor of the Cell Chip System in all markets.



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."





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


         9.2.1 BCI shall, beginning with the Full Definition Date, use reasonable commercial efforts to automate and form a unitary system comprising, the cell chips, the instrument components and processes that comprise the Cell Chip Program. Cellomics shall, promptly after the Full Definition Date and as soon as it becomes available loan BCI a prototype cell chip reader and each of the other components of the Cell Chip Program to be used in or which will form part of the Cell Chip System. Cellomics agrees that it will use reasonable commercial efforts to support BCI's development of such automation and, if milestones acceptable to both parties are being met by BCI, Cellomics will not, independently develop automation instruments, tools, equipment, processes or software for the Cell Chip Program nor will it directly or indirectly, engage, contract with, authorize, work with, cooperate with or encourage any third party to provide automation instruments, tools, equipment, processes or software for the Cell Chip Program.

         9.2.2 If Cellomics desires to automate the Cell Chip Program but BCI elects not to participate and be the developer of the automation for the Cell Chip System then Cellomics may pursue such development with any third party and BCI shall have no further rights under this Agreement to either the Cell Chip Program or any automated version thereof.

         9.2.3 If BCI desires to automate the Cell Chip Program but Cellomics does not desire to pursue such automation or if the parties cannot agree on the market in which to commercialize a Cell Chip System, then [*] (b) BCI may pursue an automated cell chip either on its own or with a third party.

9.3 REPORTS - Each calendar quarter the BCI Program Manager shall provide the Cellomics Program Manager with a report of BCI's Cell Chip System development



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


         activities in the preceding quarter and its plans for the next two calendar quarters. Such report shall also include a summary of the external and internal spending by BCI on the Cell Chip System to the date of such report.

9.4 DISTRIBUTION OF CELL CHIP SYSTEM - If BCI is the sole and exclusive distributor of Cellomics Instruments and BCI is the developer of the automation for the Cell Chip System, BCI shall be the manufacturer of the automation system for the Cell Chip System and the sole and exclusive world-wide distributor of the Cell Chip Reader, automation and control software and Cell Chip version of the Cellomics Store and Screen Software. For the avoidance of doubt, the Cell Chip System to be distributed by BCI will include any licenses or rights required thereunder from such parties for BCI to make, have made, use and sell the Cell Chip System and for BCI's direct and indirect customers to use such System, and the automation, instruments, equipment, tools, software, and the Cell Chip version of the Cellomics Store and Screen processes and methods developed by BCI for the foregoing for and during the balance of the term of this Agreement.

         9.4.1 CELL CHIP SYSTEM DISTRIBUTION IN CLINICAL RESEARCH AND IN VITRO DIAGNOSTICS - If BCI is the sole and exclusive distributor of Cellomics Instruments and if BCI is the developer of the automation for the Cell Chip System and if BCI is a distributor of the Cell Chip Reader, automation and control software and Cell Chip version of the Cellomics Store and Screen Software, then in the fields of clinical research and In Vitro Diagnostics, BCI shall have a co-exclusive worldwide right (with Cellomics) to distribute (a) cell chips, cell chip plates, complete cassettes, cell reagents or any other consumable used on or with the Cell Chip System and, (b) any methods for the Cell Chip System, for and during the balance of the term of this Agreement.

         9.4.2 Cellomics and BCI shall, contemporaneously with the Full Definition Date or as soon thereafter as the parties agree is practicable, negotiate in good faith to establish the transfer prices and other terms and conditions for the purchase by BCI of those portions of the Cell Chip Systems which Cellomics either manufactures or Cellomics has, through its agreements with Aclara and any other third party, the right to sell. BCI and Cellomics shall sign agreements embodying such prices, terms and conditions at the conclusion of such negotiations. Cellomics further agrees to use its reasonable efforts to assist BCI in establishing relationships with Aclara and any other third party for those portions of the Cell Chip System which Cellomics does not manufacture or have the right to sell and in negotiating agreements and licenses with such parties for such portions.

         9.4.3 Cellomics agrees to and shall grant BCI a [*] licenses under any patents, trade secrets and copyrights owned or Controlled By Cellomics needed to sell the Cell Chip Reader, automation, control software, and Cell Chip System version of the Cellomics Store and Screen Software, including the right and license to grant purchasers of the Cell Chip System from BCI [*] under any intellectual property owned or Controlled By Cellomics and required by users thereof. Cellomics agrees to and shall use its reasonable efforts to assist BCI in obtaining similar rights from [*] and any other party having intellectual property required by said users. The foregoing rights and licenses shall have a term independent of the term of this Agreement. The term "Controlled By" shall mean the right in Cellomics to grant licenses, rights or immunities from suit under the controlled material without regard to whether Cellomics must as a result of such grant report the use of the controlled material by BCI or its customers to a third party or pay consideration to a third party for such use of the controlled material by BCI or its customers.

         9.4.4 Subject to Article 8.0 and Paragraph 9.4.1, Cellomics itself or through agents or other parties shall be the sole developer and distributor of cell chip plates, complete cassettes, cells reagents and methods for the Cell Chip System.


                                10.0 TAP PROGRAM

10.1 TAP PROGRAM - Cellomics is presently developing a marketing plan which will enable a limited group of [*] pharmaceutical, independent research and other companies to have access to, use of and participation in the Cell Chip Program as beta sites for such Program, i.e., prior to commercial introduction; the pharmaceutical, independent research and other companies will pay Cellomics a licensing fee for such access and use and the right to suggest alternatives, improvements and modification to the Cell Chip Program (the "TAP Program").



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

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



10.2     [*]



















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


                      11.0 CELL BIOLOGY TECHNOLOGY EXCHANGE

11.1 LICENSES TO CELLOMICS - BCI agrees to and shall grant to Cellomics licenses under BCI patents and applications for patent nominated by BCI in an Exhibit to be added to this Agreement within sixty (60) days of the Effective Date, which patents and applications shall be limited to that which are owned or controlled by BCI, (i.e., BCI has the right to grant licenses and sublicenses thereunder) and are in existence as of the Effective Date. The licenses will be at royalty rates, license fees and under such other terms and conditions as may be hereafter negotiated and agreed by the parties.

11.2 LICENSES TO BCI - Cellomics agrees to and shall grant to BCI licenses under Cellomics patents and applications for patent nominated by Cellomics in an Exhibit to be added to this Agreement within sixty (60) days of the Effective Date , which patents and applications shall be limited to that which are owned or controlled by Cellomics (i.e., under which Cellomics has the right to grant licenses or sublicenses) and are in existence as of the Effective Date.. The licenses will be at royalty rates, license fees and under such other terms and conditions as may be hereafter negotiated and agreed by the parties.

11.3 JOINT RESEARCH - The parties shall, within six (6) months after the Effective Date, agree on a joint program to define and test the applicability of each other's intellectual property in the fields of high content drug screening and flow cytometry. Each party shall appoint a Program Manager for this effort. The Program managers shall be responsible for defining the scope of the joint program, the parties' activities under such program and the specific resources of each party that will be engaged.

                           12.0 CENTERS OF EXCELLENCE

12.1 ESTABLISHMENT - The parties have agreed to work together to establish and contribute to "Cell Technology Centers of Excellence" at universities and other not-for-profit research institutions who will investigate the cell and cell-based analysis. The parties have further agreed to jointly select up to [*] such Centers on which to concentrate their joint attention [*] Promptly after the Effective Date the parties shall agree on (a) the identity of up to [*] (b) [*] and (c) on the charter and research focus for each such Center. Cellomics shall, with the advice, guidance and concurrence of BCI, negotiate with each such Center on the charter and activities of such Center. Cellomics shall use its best efforts to obtain rights for the parties, to be shared equally by the parties, to the inventions and discoveries of each such Center. Each party may contribute separately to each such Center and in its own name.

12.2 INITIAL CONTRIBUTION - Promptly after the selection of the Centers, each party shall contribute a combined total of One Million Dollars ($1,000,000) to the up to [*].


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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


         The percentage of each party's total contribution of such One Million Dollars ($1,000,000) to be given to a particular Center shall be jointly agreed by the parties. [*]



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

         12.2.1 Cellomics may, at its option, make its contributions to one or more of the Centers in the form of consulting services performed by Cellomics employees or the loan of Cellomics employees to one or more of the Centers to be valued at the fully absorbed cost to Cellomics of the services or employees involved.

         12.2.2 BCI will also contribute a Biomek pipettor-diluter instrument to each of the Centers. At BCI's option, the Biomek instrument may be new or used.

12.3 SUBSEQUENT CONTRIBUTION - BCI shall, between the first and second anniversary of the Effective Date, contribute, at BCI's option, a Biomek FX pipettor-diluter instrument or a Core System to each of the Centers of Excellence. At BCI's option, the contributed instrument or Core System may be new or used. Cellomics shall, promptly after the Instrument Appointment Date contribute an ArrayScan Kinetics reader to each of the Centers of Excellence. At Cellomics' option, the ArrayScan Kinetic reader may be new or used.

                               13.0 KNOWLEDGE BASE

13.1 KNOWLEDGE BASE - Cellomics is gathering a body of knowledge, data and information relating to, among other things cells, cellular processes and cell interactions with various chemical compounds and mixtures (the "Knowledge Base"). [*] Cellomics further acknowledges it intends to license access to the Knowledge Base or portions thereof to third parties for consideration.


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."








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


13.2 ACCESS TO THE KNOWLEDGE BASE - Subject to the remainder of this Paragraph and Paragraph 13.2.1, Cellomics agrees to and shall, upon receipt of a written request from BCI, grant BCI a non-exclusive license to use the Knowledge Base in the field of in vitro diagnostics [*]. Such license shall have a term independent of the term of this Agreement. [*]


         13.2.1   [*]







     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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                        ARTICLE 14.0 EXERCISE OF RIGHTS

The failure by one of the parties under this Agreement to assert its rights for any breach of this Agreement shall not be deemed a waiver of such rights. The rights and remedies specified herein, except those specified as exclusive, are in addition to and shall not restrict any right or remedy either party may have at law or in equity for any breach of this Agreement. An actual waiver of rights in a particular instance of a breach shall not be deemed to be a waiver of such rights upon a subsequent occurrence of the same or a similar instance of breach.

                            ARTICLE 15.0 ASSIGNMENT

Neither party may, without the prior written permission of the other party, assign this Agreement or any of its rights, duties or obligations under this Agreement to any third party.

                              16.0 CONFIDENTIALITY

16.1 CONFIDENTIALITY - Each party shall maintain in confidence any information received from the other party during the term of this Agreement, and shall neither publish, disseminate nor disclose such information to any third party nor use such information except for the furtherance of the purposes of this Agreement without the prior express written permission of such other party. Subject to the next sentence, the foregoing obligations of confidentiality and non-use shall continue for three (3) years after the expiration of this Agreement. The obligation of the first sentence shall not apply to any information which is:

         (a) now or hereafter comes into the public domain, or (b) which is already in the possession of the receiving party other than as a result of having received it from the disclosing party and as shown by written records, or (c) is brought to the receiving party by a third party who does not require that it be maintained in confidence, (d) is independently developed by the receiving party without use of or access to the information of the disclosing party, or (e) is required to be disclosed pursuant to a subpoena, civil investigative demand or similar legal process, provided that (I) the disclosing party is promptly notified by the receiving party before any disclosure pursuant to such legal process, (II) the receiving party gives the disclosing party sufficient time and opportunity to object to or contest the legal process or to limit its scope or to obtain a protective order or confidential treatment for the material to be disclosed, and (III) the receiving party discloses only so much of the information as its counsel advises it in writing is required in order to comply with such legal process. Upon termination of this Agreement, each party shall, at the other party's request, destroy or return to such other party all copies of such information; provided that counsel for each receiving party may retain one (1) copy of such information solely for the purpose of monitoring such party's obligation of confidentiality under this Agreement.

16.2 OBLIGATIONS OF RECEIVING PARTY - Each party agrees that it shall, at its sole cost, take all reasonable measures (including but not limited to court proceedings) to restrain its officers, employees, directors and agents from unauthorized use or disclosure of the disclosing party's information.

16.3 INJUNCTION - Each party, acknowledges and agrees that money damages would not be a sufficient remedy for its breach of this Article 16.0 and that the disclosing party shall be entitled to equitable relief including injunction and specific performance as a remedy for any such breach. Such remedies shall not be deemed the exclusive remedy for the receiving party's breach but shall be in addition to all other remedies available to the disclosing party. Article 19.0 (Law Governing and Construction) shall not be a limitation on the remedies available to the disclosing party for a breach by the receiving party of this
         Article 16.0.







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


                              ARTICLE 17.0 NOTICES

All notice and payments required or permitted to be given hereunder shall be in writing and shall be deemed delivered (a) on the date of delivery if delivered in person (b) on the date of transmission if sent by facsimile with receipt in good order requested and received, (c) on the second business day after delivery to a recognized overnight delivery service (FedEx, UPS, DHL, Airborne), or on the third business day following delivery to the United States Postal Service, in each of the foregoing cases addressed to the respective parties as follows:

         If to Cellomics:           Cellomics, Inc.
                                    635 William Pitt Way
                                    Pittsburgh, Pennsylvania 15238
                                    Attention: President

         With a copy to:            Metz Schermer & Lewis
                                    The Westinghouse Building-18th floor
                                    11 Stanwix Street
                                    Pittsburgh, Pennsylvania 15222
                                    Attention: LeRoy L. Metz II, Esq.

         If to BCI:                 Beckman Coulter, Inc.
                                    4300 North Harbor Boulevard
                                    Fullerton, California 92834-3100
                                    Attention: President

         With a copy to:            Beckman Coulter, Inc.
                                    4300 North Harbor Boulevard
                                    Fullerton, California 92834-3100
                                    Attention: General Counsel

or such other addresses as may be designated by the respective parties in writing.







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                          ARTICLE 18.0 SECTION HEADINGS

Section headings are for convenience only and shall not be construed to limit or extend the meaning of any portion of this Agreement.

                      19.0 LAW GOVERNING AND CONSTRUCTIONS

19.1 DISPUTE RESOLUTIONS - The parties agree that with respect to any dispute or claim which does not exceed [*] the parties shall follow the procedures described in Paragraph 19.2. All claims or disputes in excess of [*] may be arbitrated pursuant to Paragraph 19.2 upon the mutual agreement of the parties.

19.2 MEDIATION AND ARBITRATION - Except for any actual or threatened breach of Article 16.0 to which the parties may refer to the State or Federal Courts of California or Pennsylvania for relief, any controversy or conflict involving this Agreement, its interpretation or the respective rights or obligations of the parties shall first be submitted to their respective General Managers for amicable resolution. If the parties cannot agree, the controversy shall be submitted to mediation to be held in a mutually agreeable neutral place. The parties shall mediate in good faith and use their best efforts to resolve the controversy or conflict by mediation. If the parties still cannot settle the controversy or reach an accommodation, the matter shall be submitted to binding arbitration to be conducted in a city other than Pittsburgh or Fullerton in accordance with the following rules:

         (a) If a party intends to begin an arbitration to resolve a dispute, such party shall provide written notice to the other party informing the other party of such intention and the issues to be resolved, the date of which notice shall be referred to as the "Notice Date". Within ten (10) business days after the receipt of such notice, the other party may, by written notice to the party initiating arbitration, add additional issues to be resolved. Within twenty (20) business days following the Notice Date a list of not less than ten
                  (10) neutrals shall be provided to the parties by then-President



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."


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                  of the Center for Public Resources ("CPR"), 680 Fifth Ave.,
                  New York, New York 10019, or its successor organization. The list shall include the experience and qualifications of each person identified thereon. The neutral shall be an individual who shall preside in resolution of any disputes between the parties. Each of the neutrals identified on the list shall not be an employee, consultant, independent contractor, director or shareholder of either a party or of an Affiliate of either party, and shall be a lawyer licensed to practice in the state which is the site of the arbitration. The parties shall have ten (10) business days from the date the list is provided to agree on a neutral. If the parties cannot agree, each party shall have twenty (20) business days from the date the list is provided to the parties by CPR to object in good faith to four
                  (4) of the persons on the list. The then-President of the CPR shall, as soon as possible thereafter, select the neutral from the persons remaining on the list. This selection shall be final.

         (b) No later than one hundred twenty (120) business days after selection the neutral shall hold a hearing to resolve each of the issues identified by the parties.

         (c) Within thirty (30) days of the Notice Date, representatives of the parties shall meet in an attempt in good faith to agree on procedures for the expeditious exchange of information that may be needed to prepare for the arbitration. If the parties cannot agree on the exchange of documents or other information, the neutral may require exchange of documents, upon showing by the requesting party that it will be prejudiced and not otherwise able to prepare for or put on its case without access to and use of the requested documents or information. Any documents required to be produced shall be produced no less than sixty (60) days prior to the hearing.

         (d) At least forty-five (45) business days prior to the hearing, each party shall submit to the other party and the neutral a list of all documents on which such party intends to rely in any oral or written presentation to the neutral and a list of all witnesses, including expert witnesses, if any, such party intends to call at such hearing. Such lists will be accompanied by: (i) one true and correct copy of each of the documents on the above-referenced list; and (ii) a summary of the anticipated testimony of each of such party's witnesses. Except as expressly set forth herein, the neutral shall not require nor shall there be any discovery by any means, including depositions, interrogatories or production of documents.

         (e) After the exchange of the documents and information required by Paragraph (d) above, each party may, at its option, take depositions. In any event neither party shall take more than sixteen (16) total hours of depositions, as calculated by the court reporter, of more than four (4) persons; plus, a deposition of each expert witness listed by the other party which expert deposition shall not exceed four (4) hours. Such depositions shall be taken between the receipt of the lists called for by Paragraph (d) above and fifteen (15) days before the hearing. Each party shall cooperate in making its witnesses available at a convenient place and time for such deposition. No party shall instruct a witness at a deposition not to answer a question except on grounds of attorney client privilege or work product doctrine.

         (f) A party may request an extension and the neutral shall grant an extension of the time for a hearing if the neutral finds that the other party failed to comply with or delayed in complying with discovery permitted under this Agreement. The extension shall be commensurate with the delay found by the neutral but in no event greater than thirty (30) days.

         (g) Each party may file with the neutral a prehearing memorandum, not exceeding fifty (50) pages, setting forth applicable law, facts, arguments, and other relevant information.

         (h) At least ten (10) business days prior to the hearing, each party must submit to the neutral and serve on the other party a proposed ruling on each issue to be resolved. Such writing shall be limited to a statement of the proposed rulings, shall contain no argument on or analysis of the facts or issues, and shall be limited to not more than twenty (20) pages.

         (i) Each party shall be entitled to no more than ten (10) hours of hearing to present testimony or documentary evidence and argument. The testimony presented by both parties shall be presented during the same calendar day or on consecutive days. Such time limitation shall include any direct, cross or rebuttal testimony, but such time limitation shall only be charged against the party conducting such direct, cross or rebuttal testimony. It shall be the responsibility of the neutral to determine whether the parties have had the ten (10) hours to which they are entitled.

         (j) Each party may file a post-hearing memorandum not exceeding three (3) pages.

         (k) Each party shall have the right to be represented by counsel. The neutral shall have sole discretion with regard to the admissibility of any evidence; however, no prior drafts of any of the agreements between the parties shall be shown to the neutral or be admissible in evidence.

         (l) The neutral shall rule on each disputed issue within ten (10) days following the completion of the testimony of both parties. Such ruling shall adopt the proposed ruling of one of the parties on each disputed issue. The neutral shall have authority to award complete legal and equitable relief to the maximum extent a court of law and equity could award in accordance with applicable law.

         (m) All applicable common law or statutory privileges such as attorney-client or attorney work product shall be applicable to the arbitration proceedings.

         (n) Either party may, at its option, use prepared testimony as long as the witness whose testimony is so presented is available to the other party for cross-examination.

         (o) All cost incurred for the neutral, the hearing room and the court reporter shall be shared equally between the parties. The parties shall otherwise bear their own expenses.

         (p) The neutral shall be given a copy of these provisions at the time of selection.

         (q) All arbitration proceedings and the outcome of such proceedings shall be treated as confidential by the parties and the neutral.

         (r) The parties agree to be bound by the results of the arbitration, and judgment upon the award so rendered may be rendered and enforced in any court of competent jurisdiction.

19.3 MUTUALITY - This Agreement has been drafted after considerable negotiation and compromise on the basis of mutual understanding and neither party shall be prejudiced as being the drafter thereof.

                           ARTICLE 20.0 MISCELLANEOUS

20.1 Nothing in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto without the express written approval of the other party.

20.2 The parties will retain the terms of this Agreement in strict confidence, except as may be required by regulatory agencies or courts, and will then use all reasonable precautions to maintain the terms of this Agreement confidential.

20.3 In the event that any provision of this Agreement is held invalid or unenforceable for any reason, such unenforceability shall not affect the enforceability of the remaining provisions of this Agreement, and all provisions of this Agreement shall be construed so as to preserve the enforceability hereof.

20.4 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

20.5 Neither party shall issue, author or authorize a press release or make any public announcement concerning this Agreement or the relationship between the parties without the express written permission of the other party.

               ARTICLE 21.0 ENTIRE AGREEMENT, MODIFICATIONS, ETC.

This instrument contains the entire and only agreement between the parties relative to the subject matter hereof and supersedes all previous negotiations, representations, undertakings and agreements both written and oral heretofore made between the parties as to the subject matter. Any representation, promise or condition in connection herewith not specifically incorporated herein shall not be binding upon either party.

No modification, renewal, extension, waiver, cancellation or termination of this Agreement or of any of the provisions herein contained shall be valid until and unless made in writing and signed on behalf of the respective parties by duly authorized officers thereof.

              IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on the dates hereinafter indicated.

Beckman Coulter, Inc.                   Cellomics, Inc.

By: [ILLEGIBLE]                         By: /s/ D. LANSING TAYLOR
   ---------------------------------       ---------------------------------

Title:                                  Title: President and CEO
      ------------------------------          ------------------------------

Date:                                   Date: June 14, 2000
     -------------------------------         -------------------------------

        EXHIBIT 1.4 CELLOMICS INSTRUMENTS, ATTENDANT INSTRUMENT SOFTWARE

               AND INFORMATICS SOFTWARE FOR CELLOMICS INSTRUMENTS

ARRAYSCAN II-S - SCREENING SYSTEM

Consisting of:
     o    Advanced Microplate Scanning System
     o    High Resolution 1317 X 1035 Pixel Cooled CCD Camera
     o    10X Long Distance Objective Lens Compatible with Plastic Bottom
          Microplates
     o    Four Channel Fluorescence Filters (470 nm, 520 nm, 600 nm, 700 nm)
     o    Six Channel Measurement (Combination of Spectral and/or Spatial
          Channels)
     o    Long-life Mercury Arc Illumination System
     o    Laser Scanning Barcode Reader
     o    Twister(R) Universal Microplate Handler (Robot)

Attendant Software for Scanning and Performing Quantitative Cell Analysis in
Microplates:
     o    Cellomics Data View Software - imaging and computation software
o    General Screening Application (GSA).
o    General Purpose Assay Development Tool (GPADT)
o    Kinetic Measurement Tool

Attendant Software Applications
o Multiparameter Apoptosis Screening Application (including Mitochondrial Mass, Mitochondrial Potential, Actin Cytoskeletal Organization and Nuclear Morphology) and Single-Instrument Screening License

o Nuclear Translocation Screening Application (e.g. Transcription Factor and Kinase Activations) and Single-Instrument Screening License

o Receptor Internalization and Trafficking Screening Application and Single-Instrument Screening License

o    Cell Viability Screening Application and Single-Instrument Screening
     License

o    Mitotic Index Screening Application and Single-Instrument Screening License

Computer System:
     o Intel Based PC with: Pentium Series Processor, 192 MB RAM, 18 GB Hard Drive, Modem, and Microsoft(R)Windows NT Operating System
     o    Microsoft(R) Office Professional
     o    Remote Access Software
     o    Color Ink Jet Printer
     o    17" High Resolution Color Monitor

Installation and Support:
o    On-Site System Installation and Training (1 Day)
o    Six Months of Free Software Upgrades
o Six Months of Central Technical Support (Software Support Via Telephone, Fax, Internet; Hardware Support Via Remote Modem Diagnostics)

ARRAYSCAN II-C - SCREENING SYSTEM

Consisting of:
     o    Advanced Microplate Scanning System
     o    High Resolution 1317 X 1035 Pixel Cooled CCD Camera
     o    10X Long Distance Objective Lens Compatible with Plastic Bottom
          Microplates
     o    Four Channel Fluorescence Filters (470 nm, 520 nm, 600 nm, 700 nm)
o    Six Channel Measurement (Combination of Spectral and/or Spatial Channels)
     o    Long-life Mercury Arc Illumination System
     o    Laser Scanning Barcode Reader
     o    Twister(R) Universal Microplate Handler (Robot)

Attendant Software for Scanning and Performing Quantitative Cell Analysis in
Microplates:
     o    Cellomics Data View Software - imaging and computation software
     o    General Screening Application (GSA).
     o    General Purpose Assay Development Tool (GPADT)
     o    Kinetic Measurement Tool

Computer System:
     o Intel Based PC with: Pentium Series Processor, 192 MB RAM, 18 GB Hard Drive, Modem, and Microsoft(R)Windows NT Operating System
     o    Microsoft(R) Office Professional
     o    Remote Access Software
     o    Color Ink Jet Printer
     o    17" High Resolution Color Monitor

Installation and Support:
o    On-Site System Installation and Training (1 Day)
o    Six Months of Free Software Upgrades
o Six Months of Central Technical Support (Software Support Via Telephone, Fax, Internet; Hardware Support Via Remote Modem Diagnostics)


ARRAYSCAN(R) KINETICS READER

The ArrayScan(R) Kinetics Reader process requires an automated, high precision imaging plate reader optimized for imaging fluorescence from cells growing on the bottom of a microplate well.

Uses an 820nm laser diode for "through the lens" focusing. Senses the interface between the plate bottom and the water in the well.; Requires an 800nm short pass dichroic mirror between the objective and the dichroic wheel.; Compatible with standard 96, 384, and higher density plates.; Compatible with plastic bottom and glass bottom plates; Fast response time [less than] 1s to adjust focus within range of sensor, Longer times to move to within range: Control possibilities by direct feedback control of focus drive, or ; Control/readout of position through computer interface.; Autofocus by image analysis and focus position control by the ArrayScan Kinetics Reader computer will be possible.; One camera port ; Motorized turret with support for 6 objectives.; User standard exchangeable microscope objectives.; Available magnifications of 63x, 40x, 20x, 10x and 5x; Optional magnifications of 2.5x, 1.25x.; Optics are available with sufficient working distance and correction for plastic bottom plates.; Optional optics optimized for thin and/or glass bottom plates are available.; Air immersion for ease of scanning plates.; Maximum available NA for sensitivity

Illumination Source(s): Mercury arc lamp, optimized for 20x air immersion objective; Optional Xenon Arc Lamp; Long life bulbs, about 1000 hours; Simple lamp replacement. Pre-aligned bulb with no adjustment required. ; Diode to read out relative lamp intensity.; Lamp switched on by computer control.

ArrayScan Kinetics Reader computer directly controls all the reader component functions, including image readout.; Internal parallel, multitasking operation for speed and efficiency. Filters and X-Y-Z positioning move concurrently.; Compatible with standard 96, 384, and higher density plates.; Motorized X-Y stage; Range: accommodates whole plate area (120x80 mm)); Resolution: [less than] 2um; Speed: [more than] 10 mm/sec ([less than] or ~ 1 sec to move well to well); Insert for microplates with positive positioning mechanism.; Motorized focus drive; Resolution: [less than] 1um; Speed: [more than] or ~ 1mm/sec.; Motorized dichroic reflector/emission filter wheel; User replaceable filter cubes on wheel, hold excitation, emission filters plus dichroic; Speed: ~ 1 sec. between adjacent positions; Positions: 4; Motorized illumination filter wheel; Filter Positions 8; Speed: ~ 250ms. between adjacent positions.; Electro-mechanical illumination shutter; Speed: required: ~ 10ms to open/close; Motorized emission filter wheel; Filter Positions 8; Speed: ~250ms between adjacent positions; Optional analyzers for emission filter wheel. Indexed for ease of orthogonal alignment.

Detector (CCD camera): The system uses a standard mechanical interface, a C-mount, and has adequate space to accommodate a reasonable number of camera housing designs. This will allow some flexibility in camera choice, and therefore sensor selection, from among off-the-shelf systems. Camera detector is projected to be Quantix with KAF 1400 chip.

Environmental Chamber: For live cell assays, maintains a tissue culture incubator environment around the plate.

This will be accomplished by using a
commercial incubator system to circulate air through the ArrayScan Kinetics Reader plate chamber. Supplementary heating will be provided in the chamber to compensate for heat loss during circulation. Completely self contained within unit; Same controls for stacker and plate on reader; User selectable temperature, 25 - 40(Degree)C (+/- 0.5(Degree)C regulation); Required: manual settings, with computer control or readout; User selectable for 0-5% CO(2), regulated via sensor.

Optional on-board fluidics for multi-well delivery to the plate on the reader will allow groups of wells to be treated, and then read successively for the required duration including: Fluid delivery will allow for simultaneous delivery from 1 to 8 wells; Volume range of 1-200uL; Pipetting from source plate, such as a compound library plate; Include space for 1 source plate per plate read; Uses a Cavro pipettor system; Tip wash station; Bulk reagent station.

CELLOMICS(R) STORE - DATA MANAGEMENT SOFTWARE

         Base Configuration: Includes connection to one ArrayScan(TM)System and two Client Access Licenses using the Cellomics Data Viewer

FEATURES

o Automated data transfer from all of the managed instruments to the Cellomics(TM) Store server

o    A centralized database for all of a customer's screening results

o On-line access to over 100 gigabytes of detailed experimental results (e.g. individual cellular measurements and image files)


o Data visualization, analysis and reporting from two remote Windows desktop computers (including the ArrayScan(TM) Kinetics Workstation).

o    Automated backup of all data

o Automated space management with user-definable settings for on-line versus off-line data archive

BASE SOFTWARE CONFIGURATION - CELLOMICS(TM) STORE SERVER

Cellomics(TM) Store software

Windows/NT Server Version 4.0 running Service Pack 4 or higher

Microsoft SQL Server Version 7.0 (5 user licenses)

Veritas Backup Exec for Window NT Server Version 7.3

BASE SOFTWARE CONFIGURATION - CELLOMICS(TM) DATA VIEWER (CLIENT APPLICATION)

Cellomics(TM) Data Viewer softwaRE

WINDOWS/NT WORKSTATION VERSION 4.0 RUNNING SERVICE PACK 4 OR HIGHER

CELLOMICS(R) SCREEN

BIOINFORMATICS FOR MICROPLATE OR ARRAY FORMAT CELL-BASED AND HOMOGENEOUS ASSAY SCREENING SYSTEMS

OVERVIEW Cellomics Screen(TM) is an environment for bioassay scientists and chemists to create and manage homogeneous and cell-based assay screening activities. Built specifically for the data management needs of High Content Screening (HCS) and Ultra High Throughput (UHTS) studies, the Cellomics(TM) Screen platform combines technologies in knowledge discovery, data mining, pattern recognition, and visualization with public and private substance databases to delivers a robust and scalable enterprise solution for drug discovery.

CORE FUNCTIONALITY         Cellomics Screen(TM)application functions:

o    Screen Management System for homogeneous and cellular assays and screens.
o Provide researchers an active assay notebook in which the user can enter structured and unstructured objectives, descriptions, protocols, results, comments, etc.
o Management of Assays, Screens, Targets, Compounds, Agents, Reagents, Cells, and other object pertaining to cell-based screening.
o Perform multi-assay and multi-screen comparisons to generate models of cellular mechanisms and signal pathways.
o Integrated visualization capabilities provide direct-manipulation, drill-down enabled presentation of screen analytics.
o Collaborates with private and public Molecular Biology Databases (MBDs) to retrieve gene, protein and chemical information.

o Collaboration with the Cellomics Database(TM) (our subscription knowledge discovery database) allows researchers to perform virtual screens and cross-system comparisons.


ARCHITECTURE
o Open platform allows third party and user-developed analytics to be integrated.
o Implemented as distributed object services and resource managers on a CORBA or DCOM backbone.
o    Multi-platform, multi-language API.
Thin-client Web user interface allows for ease of access by geographically distributed users.

o

                     EXHIBIT 1.5 CELLOMICS KITS AND REAGENTS

----------------------------------------------------------------------------------------------------------------------------------
                       HitKit*                            ARRAYSCAN(R) II APPLICATION         US LIST PRICE       CATALOG NO.
----------------------------------------------------------------------------------------------------------------------------------
BASIC SIGNALING
----------------------------------------------------------------------------------------------------------------------------------
Nuclear Factor (kappa)B Activation**                   Cytoplasm to Nucleus Translocation         $450            K01-0001-1
----------------------------------------------------------------------------------------------------------------------------------
STAT1 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0002-1
----------------------------------------------------------------------------------------------------------------------------------
STAT2 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0005-1
----------------------------------------------------------------------------------------------------------------------------------
STAT3 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0008-1
----------------------------------------------------------------------------------------------------------------------------------
STAT5 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0009-1
----------------------------------------------------------------------------------------------------------------------------------
c-jun Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0003-1
----------------------------------------------------------------------------------------------------------------------------------
ERK (MAPK) Activation**                                Cytoplasm to Nucleus Translocation         $650            K07-0007-1
----------------------------------------------------------------------------------------------------------------------------------
p38 MAPK (HOG1) Activation**                           Cytoplasm to Nucleus Translocation         $650            K01-0004-1
----------------------------------------------------------------------------------------------------------------------------------
JNK/SAPK Activation**                                  Cytoplasm to Nucleus Translocation         $650            K01-0006-1
----------------------------------------------------------------------------------------------------------------------------------

                                                                     TOXICITY
----------------------------------------------------------------------------------------------------------------------------------
Cell Viability                                                   Cell Viability                   $450            K02-0001-1
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter Toxicity 1 (Nuclear morphology,
Lysosomal mass, Cell membrane permeability,                 Multiparameter Toxicity 1              TBD               TBD
Mitochondral potential)
----------------------------------------------------------------------------------------------------------------------------------
Micronucleus Content                                              Micronucleus                     TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Cytochrome P450 Activation                                       P450 Activation                   TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------

APOPTOSIS
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter Apoptosis 1 (Mitochondrial
mass/potential, Cytoskeleton, Nuclear morphology)          Multiparameter Apoptosis 1             $650            K04-0001-1
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter Apoptosis 2 (Caspase activation,
Nuclear morphology, Mitochondrial mass/potential)           Multiparameter Apoptosis 2             TBD                TBD
----------------------------------------------------------------------------------------------------------------------------------

RECEPTOR ACTIVATION
----------------------------------------------------------------------------------------------------------------------------------
Transferrin Receptor                                Receptor Internalization and Trafficking      $450            K03-0001-1
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter GPCR 1 (Bradykinin,
(beta)2-Adrenergic)                                 Receptor Internalization and Trafficking       TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------

CELL CYCLE
----------------------------------------------------------------------------------------------------------------------------------
Mitotic Index                                              Cell Proliferation/Cycling             $650            K05-0001-1
----------------------------------------------------------------------------------------------------------------------------------

CELL MOTILITY/MORPHOLOGY
----------------------------------------------------------------------------------------------------------------------------------
Cell Spreading**                                                 Cell Spreading                    TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Cell Hypertrophy**                                               Cell Spreading                    TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Directed Cell Movement                                           Cell Motility 1                   TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Neurite Outgrowth                                               Neurite Outgrowth                  TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------

               NOTE: PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE.
            CELLOMICS KIT PRODUCTS ARE AVAILABLE IN ACCORDANCE WITH
                SPECIFICATIONS INCLUDED IN THE PRODUCT INSERTS.

                                EXHIBIT 2.2 [*]



[*]






















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                EXHIBIT 2.3 [*]

[*]

















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                EXHIBIT 2.4 [*]

[*]



















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                EXHIBIT 2.6 [*]


[*]





















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

          EXHIBIT 3.3A CELLOMICS KIT AND CELLOMICS REAGENTS LIST PRICES

----------------------------------------------------------------------------------------------------------------------------------
                       HITKIT*                            ARRAYSCAN(R) II APPLICATION        US LIST PRICE          CATALOG NO.
----------------------------------------------------------------------------------------------------------------------------------
BASIC SIGNALING
----------------------------------------------------------------------------------------------------------------------------------
Nuclear Factor (kappa)B Activation**                   Cytoplasm to Nucleus Translocation         $450            K01-0001-1
----------------------------------------------------------------------------------------------------------------------------------
STAT1 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0002-1
----------------------------------------------------------------------------------------------------------------------------------
STAT2 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0005-1
----------------------------------------------------------------------------------------------------------------------------------
STAT3 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0008-1
----------------------------------------------------------------------------------------------------------------------------------
STAT5 Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0009-1
----------------------------------------------------------------------------------------------------------------------------------
c-jun Activation**                                     Cytoplasm to Nucleus Translocation         $450            K01-0003-1
----------------------------------------------------------------------------------------------------------------------------------
ERK (MAPK) Activation**                                Cytoplasm to Nucleus Translocation         $650            K07-0007-1
----------------------------------------------------------------------------------------------------------------------------------
p38 MAPK (HOG1) Activation**                           Cytoplasm to Nucleus Translocation         $650            K01-0004-1
----------------------------------------------------------------------------------------------------------------------------------
JNK/SAPK Activation**                                  Cytoplasm to Nucleus Translocation         $650            K01-0006-1
----------------------------------------------------------------------------------------------------------------------------------

                                                             TOXICITY
----------------------------------------------------------------------------------------------------------------------------------
Cell Viability                                                   Cell Viability                   $450            K02-0001-1
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter Toxicity 1 (Nuclear morphology,
Lysosomal mass, Cell membrane permeability,                 Multiparameter Toxicity 1              TBD               TBD
Mitochondral potential)
----------------------------------------------------------------------------------------------------------------------------------
Micronucleus Content                                              Micronucleus                     TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Cytochrome P450 Activation                                       P450 Activation                   TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------

APOPTOSIS
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter Apoptosis 1 (Mitochondrial
mass/potential, Cytoskeleton, Nuclear morphology)          Multiparameter Apoptosis 1             $650            K04-0001-1
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter Apoptosis 2 (Caspase activation,
Nuclear morphology, Mitochondrial mass/potential)           Multiparameter Apoptosis 2             TBD                TBD
----------------------------------------------------------------------------------------------------------------------------------

RECEPTOR ACTIVATION
----------------------------------------------------------------------------------------------------------------------------------
Transferrin Receptor                                Receptor Internalization and Trafficking      $450            K03-0001-1
----------------------------------------------------------------------------------------------------------------------------------
Multiparameter GPCR 1 (Bradykinin,
(beta)2-Adrenergic)                                 Receptor Internalization and Trafficking       TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------

CELL CYCLE
----------------------------------------------------------------------------------------------------------------------------------
Mitotic Index                                              Cell Proliferation/Cycling             $650            K05-0001-1
----------------------------------------------------------------------------------------------------------------------------------

CELL MOTILITY/MORPHOLOGY
----------------------------------------------------------------------------------------------------------------------------------
Cell Spreading**                                                 Cell Spreading                    TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Cell Hypertrophy**                                               Cell Spreading                    TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Directed Cell Movement                                           Cell Motility 1                   TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------
Neurite Outgrowth                                               Neurite Outgrowth                  TBD               TBD
----------------------------------------------------------------------------------------------------------------------------------

               Note: Prices are subject to change without notice.

                                   EXHIBIT 3.7

                                PRODUCT WARRANTY

Subject to the exceptions and upon the conditions stated below, Cellomics warrants that the Products shall be free from defects in workmanship and materials for one year after delivery of the Products to the BCI customer and if any such Product should prove to have a defect in workmanship or material within such one year period, Cellomics agrees, at its option, to correct such defective Product either by repair or by replacement.

Items not intended or expected to be durable are not warranted beyond initial condition. Examples of such items are light bulbs, plastic tubing, ink ribbons, floppy disks, etc.

Cellomics makes no warranty with respect to components or accessories not manufactured by it. Such components or accessories will be subject to the warranties, if any, of their respective manufacturers.

The above warranties do not apply to conditions resulting from (a) improper use,
(b) use in a manner not in accordance with the instructions contained in the user's manual, (c) negligence, (d) operation with incompatible solvents or samples in the system, (e) unsupported configurations, (f) external causes, (g) modifications, service, moving or installation not performed by Cellomics or its authorized service providers, (h) performance of improper or inadequate maintenance by the user, (i) operation outside the environmental parameters specified for the Product, (j) use of non-Cellomics software, accessories, media, supplies, consumables, or such items not designed for use with the Product, or (k) in whole or in part, fire or explosion of any origin, riot, civil commotion, aircraft, war, electrical surges, or any act of God, including, but not limited to, lightning, windstorm, hail, flood or earthquake .

Cellomics does not warrant that the operation of any Product will be uninterrupted or error free.



If the Product is a reagent or the like, Cellomics expressly warrants that the Product conforms to the specifications set forth in the Product labeling and accompanying instructions including use, performance, storage, and expiration dating. Cellomics' Products are warranted to meet Product specifications in effect at the time of shipment. Notice of nonconforming Products must be made to Cellomics within 30 days of receipt of the Product. This Product warranty limits Cellomics' liability to the replacement of the Product only. If Cellomics determines that the Product does not conform to said specifications, Cellomics will replace the Product at no additional cost to customer. This limited warranty shall not extend to anyone other than the original purchaser of the product.

THE REMEDIES PROVIDED ABOVE ARE THE SOLE AND EXCLUSIVE REMEDIES. IN NO EVENT WILL CELLOMICS BE LIABLE FOR ANY DAMAGES RESULTING FROM THE LOSS OF USE, LOSS OF RESEARCH OR DEVELOPMENT, LOSS OF DATA, LOST PROFITS OR OTHER ECONOMIC LOSS, OR ANY PUNITIVE, SPECIAL, INCIDENTAL, CONSEQUENTIAL, DIRECT OR INDIRECT DAMAGES WHETHER BASED ON WARRANTY, CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, EVEN THOUGH CELLOMICS MAY HAVE BEEN ADVISED OR MAY OTHERWISE KNOW OF THE POSSIBILITY OF SUCH DAMAGES.

                                   EXHIBIT 3.7

Representations and warranties made by any person, including dealers and representatives of Cellomics, which are inconsistent or in conflict with the terms of this warranty, shall not be binding upon Cellomics unless reduced to writing and signed by an expressly authorized officer of Cellomics.

THIS WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AS TO THE PRODUCTS AND IS IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND OF ANY OTHER OBLIGATION ON THE PART OF CELLOMICS.

                             EXHIBIT 3.9A [*]




[*]
























     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                     EXHIBIT 3.9B [*]


[*]













     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                                                [CELLOMICS LOGO]
                                EXHIBIT 3.13 [*]


[*]


























     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                EXHIBIT 4.2 [*]



[*]











     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                 EXHIBIT 8 [*]




















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                                EXHIBIT 9.1 [*]























     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                  [*]


















     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

BECKMAN
COULTER
[LOGO]

                                 June 16, 2000


Cellomics, Inc.
635 William Pitt Way
Pittsburgh, PA 15238


Gentlemen:

This letter, with the signature below of an authorized representative of Cellomics, Inc. ("Cellomics"), will constitute the first amendment to the Strategic Relationship Agreement between Cellomics and Beckman Coulter, Inc. effective on June 10, 2000 (the "Agreement"). We have agreed as follows:


1. Paragraph 4.1, line 3 - delete "Paragraphs 4.2 or 4.3" and substitute in its place "the provisions of this Agreement".

2. In all other respects the Agreement remains unchanged and in full force and effect.

If the foregoing properly sets forth our understanding, please have an officer of Cellomics sign both copies of this letter in the space below and return one (1) copy to me; the second copy is for your files.


                                             Sincerely,

                                             Beckman Coulter, Inc.

                                             By: /s/ [Illegible]
                                                 ------------------------------

                                             Title: Chairman, President and CEO
                                                    ---------------------------


Accepted and Agreed:

Cellomics, Inc.

by /s/ D. LANSING TAYLOR
   --------------------------------

title President & CEO
      -----------------------------

date      6/23/00
     -------------------------------


K:\bjg\docs-4\4808


Beckman Coulter, Inc.                  Telephone: (714) 871-4848
Office of the General Counsel          Facsimile: (714) 773-7936
4300 N. Harbor Boulevard               Internet:  www.beckmancoulter.com
P.O. Box 3100
Fullerton, CA 92834-3100

BECKMAN
COULTER
 [LOGO]

                                October 18, 2000


Cellomics, Inc.
635 William Pitt Way
Pittsburgh, PA 15238

Gentlemen:

This letter with the signature below of an authorized representative of Cellomics, Inc. ("Cellomics") will constitute the second amendment to our Strategic Relationship Agreement effective June 14, 2000 (the "Agreement"). We have agreed as follows:

1.   Paragraph 3.7, second sentence - Change "Exhibit 3.7A" to "Exhibit 3.7".

2. Paragraph 3.7 - Delete last sentence in its entirety and substitute therefore the following:

          "Cellomics shall also reimburse BCI at BCI's then standard rates (which the parties understand and agree may be increased from time to time by BCI) for the time spent and expenses incurred by BCI service personnel in performing such warranty repairs and preventive maintenance on Cellomics Instruments and in traveling to and from the service personnel's home office to the customer requesting or requiring such warranty service on preventive maintenance; a schedule showing BCI's standard rates in effect as of the Effective Date is attached hereto as Exhibit 3.7A."

3. Paragraph 11.1 - Delete the first sentence in its entirety and substitute therefore the following:

          "BCI agrees to and shall grant to Cellomics licenses under BCI patents and applications for patent nominated by BCI in an Exhibit to be added to this Agreement by November 30, 2000, which patents and applications shall be limited to those which are owned or controlled by BCI (i.e., BCI has the right to grant licenses and sublicenses thereunder) and are in existence as of the Effective Date."

                                      -1-
--------------------------------------------------------------------------------

Beckman Coulter, Inc.                  Telephone: (714) 871-4848
Office of the General Counsel          Facsimile: (714) 773-7936
4300 N. Harbor Boulevard               Internet:  www.beckmancoulter.com
P.O. Box 3100
Fullerton, CA 92834-3100

4. Paragraph 11.2 - Delete the first sentence in its entirety and substitute therefore the following:

          "Cellomics agrees to and shall grant to BCI licenses under Cellomics patents and applications for patent nominated by Cellomics in an Exhibit to be added to this Agreement by November 30, 2000, which patents and applications shall be limited to those which are owned or controlled by Cellomics (i.e., under which Cellomics has the right to grant licenses or sublicenses) and are in existence as of the Effective Date."

5. Exhibit 2.3, under the heading "Beginning with the Effective Date." - Delete the second bullet in its entirety and substitute therefore the following:

         [*]

6. Exhibit 3.3A - Delete in its entirety and substitute therefore the following:

         [*]





     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

                CELLOMICS KIT AND CELLOMICS REAGENTS LIST PRICES

--------------------------------------------------------------------------------------------------------------------------------
                      HitKit(R)                                   ArrayScan(R) II Application       U.S. List Price  Catalog No.
--------------------------------------------------------------------------------------------------------------------------------
BASIC SIGNALING
--------------------------------------------------------------------------------------------------------------------------------
Nuclear Factor kB Activation**                                Cytoplasm to Nucleus Translocation           $450      K01-0001-1
--------------------------------------------------------------------------------------------------------------------------------
STAT1 Activation**                                            Cytoplasm to Nucleus Translocation           $450      K01-0002-1
--------------------------------------------------------------------------------------------------------------------------------
STAT2 Activation**                                            Cytoplasm to Nucleus Translocation           $450      K01-0005-1
--------------------------------------------------------------------------------------------------------------------------------
STAT3 Activation**                                            Cytoplasm to Nucleus Translocation           $450      K01-0008-1
--------------------------------------------------------------------------------------------------------------------------------
STAT5 Activation**                                            Cytoplasm to Nucleus Translocation           $450      K01-0009-1
--------------------------------------------------------------------------------------------------------------------------------
c-jun Activation**                                            Cytoplasm to Nucleus Translocation           $450      K01-0003-1
--------------------------------------------------------------------------------------------------------------------------------
ERK (MAPK) Activation**                                       Cytoplasm to Nucleus Translocation           $650      K07-0007-1
--------------------------------------------------------------------------------------------------------------------------------
p38 MAPK (HOGI) Activation**                                  Cytoplasm to Nucleus Translocation           $650      K01-0004-1
--------------------------------------------------------------------------------------------------------------------------------
JNK/SAPK Activation                                           Cytoplasm to Nucleus Translocation           $650      K01-0006-1
--------------------------------------------------------------------------------------------------------------------------------
                                                            TOXICITY
--------------------------------------------------------------------------------------------------------------------------------
Cell Viability                                                          Cell Viability                     $450      K02-0001-1
--------------------------------------------------------------------------------------------------------------------------------
Multiparameter Toxicity 1 (Nuclear morphology, Lysosomal           Multiparameter Toxicity 1               TBD         TBD
mass, Cell membrane permeability, Mitochondral potential)
--------------------------------------------------------------------------------------------------------------------------------
Micronucleus Content                                                    Micronuceleus                      TBD         TBD
--------------------------------------------------------------------------------------------------------------------------------
Cytochrome P450 Activation                                             P450 Activation                     TBD         TBD
--------------------------------------------------------------------------------------------------------------------------------
APOPTOSIS
--------------------------------------------------------------------------------------------------------------------------------
Multiparameter Apoptosis 1 (Mitochondrial mass/potential,          Multiparameter Apoptosis 1              $650      K04-0001-1
Cytoskeleton, Nuclear morphology
--------------------------------------------------------------------------------------------------------------------------------
Multiparameter Apoptosis 2 (Caspase activation, Nuclear            Multiparameter Apoptosis 2              TBD         TBD
morphology, Mitochondrial mass/potential)
--------------------------------------------------------------------------------------------------------------------------------
RECEPTOR ACTIVATION
--------------------------------------------------------------------------------------------------------------------------------
Transferrin Receptor                                       Receptor Internalization and Trafficking        $450      K03-0001-1
--------------------------------------------------------------------------------------------------------------------------------
Multiparameter GPCR 1 (Bradykinin, B2-Adrenergic)          Receptor Internalization and Trafficking        TBD         TBD
--------------------------------------------------------------------------------------------------------------------------------
CELL CYCLE
--------------------------------------------------------------------------------------------------------------------------------
Mitotic Index                                                      Cell Proliferation/Cycling              $650      K05-0001-1
--------------------------------------------------------------------------------------------------------------------------------
CELL MOBILITY/MORPHOLOGY
--------------------------------------------------------------------------------------------------------------------------------
Cell Spreading**                                                        Cell Spreading                     TBD         TBD
--------------------------------------------------------------------------------------------------------------------------------
Cell Hypertrophy**                                                      Cell Spreading                     TBD         TBD*
--------------------------------------------------------------------------------------------------------------------------------
Directed Cell Movement                                                  Cell Mobility 1                    TBD         TBD
--------------------------------------------------------------------------------------------------------------------------------
Neunte Outgrowth                                                        Neurite Outgrowth                  TBD         TBD
--------------------------------------------------------------------------------------------------------------------------------
          Note: Prices are subject to change without notice.

7.   Add the following as Exhibit 3.7A:

                         "Exhibit 3.7A

         [*]

8. In all other respects the Agreement remains unchanged and in full force and effect.

If the foregoing properly sets forth our understanding, please sign both copies of this second amendment in the space indicated below and return one copy to Arnold Grant at the above address; the second copy is for your files.

                                        Sincerely,

                                        Beckman Coulter, Inc.

                                        By:        [Illegible]
                                           ---------------------------------
                                        Title: VP Bioresearch
                                              ------------------------------
                                        Date: 10/25/00
                                              ------------------------------

Accepted and Agreed:

Cellomics, Inc.

by       [Illegible]
  ------------------------------
Title Chief Business Officer
     ---------------------------
date 10/27/2000
     ---------------------------




     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."